                                EXHIBIT 10.10

                                     AETNA

    THIS IS AN EXCESS CLAIMS MADE INDEMNITY POLICY WITH EXPENSES INCLUDED
                          IN THE LIMIT OF LIABILITY.

                   PLEASE READ THE ENTIRE POLICY CAREFULLY.

                    THE AETNA CASUALTY AND SURETY COMPANY
       DIRECTORS AND OFFICERS LIABILITY AND REIMBURSEMENT EXCESS POLICY
                                 DECLARATIONS


                                                                   POLICY NUMBER
                                                          095 LB 100 844 655 BCA

NOTICE: THIS POLICY, SUBJECT TO ALL TERMS, CONDITIONS AND LIMITATIONS, APPLIES ONLY TO ANY CLAIM FIRST MADE OR DEEMED MADE PURSUANT TO THE TERMS HEREOF AGAINST THE INSUREDS DURING THE POLICY PERIOD. THE LIMIT OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENTS SHALL BE REDUCED BY AMOUNTS INCURRED AS DEFENSE EXPENSES. THIS POLICY DOES NOT PROVIDE FOR ANY DUTY BY THE UNDERWRITER TO DEFEND ANY OF THE INSUREDS.

ITEM 1.   PARENT ORGANIZATION NAME AND PRINCIPAL ADDRESS:
          Bolt Beranek and Newman Inc.
          150 Cambridge Park Drive
          Cambridge, MA  02140

ITEM 2.   POLICY PERIOD:
          (a)  From 12/1/1994   to  12/1/1995
          at 12:01 a.m. Standard Time both dates at the Principal Address in
          Item 1.

ITEM 3.   LIMIT OF LIABILITY  (inclusive of Defense Expenses):
          $5,000,000.00 maximum aggregate Limit of Liability for the Policy Period.

ITEM 4.   SCHEDULE OF UNDERLYING POLICIES
          a.  Primary Policy
                Underwriter               Policy Number       Limit            Retention
          Federal Insurance Company        8137-71-31-A     $3,000,000    $0.00/$0.00/$1,000,000

          b.  Other Policy(ies), if any:
                Underwriter(s)            Policy Number(s)    Limit(s)         Retention(s)
                                        See attached endorsement No. 2

ITEM 5.   PREMIUM:
          $50,000.00  one year prepaid premium.

ITEM 6. NOTICE REQUIRED TO BE GIVEN TO THE UNDERWRITER SHALL BE ADDRESSED TO Vice President of Claims
          Executive Risk Management Associates
          P.O. Box 2002
          Simsbury, CT  06070

ITEM 7.   ENDORSEMENTS ATTACHED AT ISSUANCE
          X-301.0
          X-604.0

These Declarations, the completed signed Application and the Policy with Endorsements shall constitute the contract between the Insureds and the Underwriter.

THE AETNA CASUALTY AND SURETY COMPANY By (Attorney-in-Fact)

05/02/1995
                                 INSURED'S COPY

                     PRIOR AND PENDING LITIGATION EXCLUSION


     To be attached to and form part of Policy No. 095 LB 100 844 655 BCA, issued to Bolt Beranek and Newman Inc.

     In consideration of the premium charged, the Underwriter shall not be liable to make any payment for loss in connection with any claim made against any of the Insureds based on, arising out of, directly or indirectly resulting from, in consequence of, or in any way involving:

        (a)     any prior and/or pending litigation as of 12/1/93; or

        (b) any fact, circumstance or situation underlying or alleged in any prior and/or pending litigation as of 12/1/93.

     All other terms, conditions and limitations of this Policy shall remain unchanged, including, but not limited to, the maximum aggregate Limit of Liability set forth in Item 3 of the Declarations

Complete Only When This Endorsement Is Not Prepared With The Policy OR Is Not To Be Effective With The Policy.

Effective Date Of This Endorsement:

                                        THE AETNA CASUALTY AND SURETY COMPANY


                                        By:
                                                        Attorney-In-Fact


                                                               Endorsement No. 1

                                  ENDORSEMENT


     To be attached to and form part of Policy No. 095 LB 100 844 655 BCA, issued to Bolt Beranek and Newman Inc.

     In consideration of the premium charged, Item 4 of the Declarations is amended to read as follows:

ITEM 4.        SCHEDULE OF UNDERLYING POLICIES

          a.    Primary Policy:
             Underwriter                   Policy Number        Limit              Retention
          Federal Insurance Company        8137-71-31-A       $3,000,000     $0.00/$0.00/$1,000,000

          b.    Other Policy(ies), if any:
             Underwriter                   Policy Number(s)     Limit(s)           Retention(s)
          St. Paul Mercury                    900DX0103       $5,000,000
          Insurance Company

          Federal Insurance Company          81377132-A       $2,000,000

          Old Republic Company                CUG 24032       $5,000,000

          Lloyd's of London                757/FD940716       $5,000,000

     All other terms, conditions and limitations of this Policy shall remain unchanged, including, but not limited to, the maximum aggregate Limit of Liability set forth in Item 3 of the Declarations

Complete Only When This Endorsement Is Not Prepared With The Policy OR Is Not To Be Effective With The Policy.

Effective Date Of This Endorsement:

                                           THE AETNA CASUALTY AND SURETY COMPANY


                                           By:
                                                        Attorney-In-Fact


                                                               Endorsement No. 2

                                  ENDORSEMENT


     To be attached to and form part of Policy No. 095 LB 100 844 655 BCA, issued to Bolt Beranek and Newman Inc.

     In consideration of the premium charged, the premium as set forth in Item 5 of the Declarations is amended to read as follows:

ITEM 5.    Premium:

           $62,088.00 one year prepaid premium.



     All other terms, conditions and limitations of this Policy shall remain unchanged, including, but not limited to, the maximum aggregate Limit of Liability set forth in Item 3 of the Declarations

Complete Only When This Endorsement Is Not Prepared With The Policy OR Is Not To Be Effective With The Policy.

Effective Date Of This Endorsement:  12/13/94

                                           THE AETNA CASUALTY AND SURETY COMPANY


                                           By:
                                                        Attorney-In-Fact


                                                               Endorsement No. 3

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that The Aetna Casualty and Surety Company (the "Company") of Hartford, Connecticut does hereby appoint JOHN F. KEARNEY of EXECUTIVE RISK MANAGEMENT ASSOCIATES its Attorney-in-Fact, with full power and authority hereby conferred to execute, acknowledge and seal with the Company's seal (1) any an all policies of insurance ("Policies") issued by Executive Risk Management Associates on behalf of the Company in accordance with the terms and provisions of the Amended and Restated Agency and Insurance Services Agreement dated as of January 1, 1994, by and among the Company, Executive Risk Inc. and Executive Risk Management Associates, as such agreement may be amended from time to time; and (2) any and all binders, non- renewals, cancellations, endorsements or notices with respect to such Policies.

IN WITNESS WHEREOF, The Aetna Casualty and Surety Company has caused this instrument to be signed by its Vice President this 9th day of February, 1994.


                                   THE AETNA CASUALTY AND SURETY COMPANY


                                   By:
                                        Richard K. Blankenbicker, Vice President


State of Connecticut
                           ss. Hartford
County of Hartford

On this 9th day of February, 1994, before me personally appeared Richard K. Blankenbicker, to me known, who, being by me duly sworn, did repose and say that he is Vice President of The Aetna Casualty and Surety Company, the corporation described in and which executed the above instrument and that he executed the instrument on behalf and in the name of such corporation.


                           Notary Public

                           CHICAGO UNDERWRITING GROUP


Ms. Joan Goldberg
Johnson & Higgins of Massachusetts, Inc.     COMPANY USE ONLY
Three Center Plaza                           ASSIGNED POLICY NUMBER: CUG24032
Boston, Massachusetts  02108                 PREVIOUS POLICY NUMBER: CUG23731
                                             POLICY PERIOD: 12/01/94 TO 12/01/95

                            REVISED INSURANCE BINDER


Chicago Underwriting Group, Inc. on behalf of the Old Republic Company ("Company") binds the insurance stipulated herein, subject to the terms, conditions and limitations of the policy form(s) in use by the Company. This binder is issued in reliance upon the application for insurance and the submission furnished to the Company. This binder should be delivered to the Insured as evidence of insurance until replaced by the policy.

NAME AND ADDRESS                Bolt Beranek and Newman Inc.
OF INSURED:                     150 Cambridge Park Drive
                                Cambridge, Massachusetts  02140

TYPE OF INSURANCE:              Excess Directors and Officers Liability

BINDER PERIOD:                  12/01/94  TO  2/01/95

POLICY FORM(S):                 ORUG-5, CHUG-67 and CHUG-71

LIMIT OF LIABILITY:             $5,000,000.  Annual Aggregate

EXCESS OF:                      $10,000,000.  Annual Aggregate provided by:
                                (a) $3,000,000. with Chubb
                                (b) $5,000,000. excess $3,000,000. with St. Paul
                                (c) $2,000,000. excess $8,000,000. with Chubb

PREMIUM:                        $80,000.


SPECIAL CONDITIONS:

1. Subject to receipt and approval of:
   a.  Complete copy of primary policy and underlying excess policies.
   b.  Complete copy of primary binder and underlying excess binders.
2. Exclusions:
   Prior and/or Pending Litigation as of 12/01/93 (CHUG-41)
3. Extended Reporting Period:  12 months at 75% additional premium
4. Sixty (60) Day Notice of Cancellation.

This binder may be cancelled by the Insured by surrender of this binder or by written notice to the Company stating when cancellation will be effective.
This binder may be cancelled by the Company by notice to the insured in accordance with the policy conditions. This binder is cancelled when replaced by policy. If this binder is not replaced by a policy, the Company is entitled to charge a premium for the binder according to the rules an rates in use by the Company.

DATE:   December 6, 1994           BY:
                                        Diane C. Vasti
                                        Assistant Vice President

OLD REPUBLIC COMPANIES


In consideration of an additional of $ 19,340., it is understood and agreed coverage is amended to provide for a predetermined allocation for securities claims in the amounts of 100% for Securities Defense Costs and 75% for other than Securities Defense Costs (wording to follow form of Federal Insurance Company's primary policy no. 81377131-A.





All other terms and conditions of this policy remain unchanged.

This endorsement is a part of the policy and takes effect on the effective date of the policy,unless another effective date is shown below.

                             Complete Only When This Endorsement Is Not Prepared with the
Must Be Completed                 Policy Or Is Not to be Effective with the Policy
ENDT. No.         POLICY NO.    ISSUED TO       EFFECTIVE DATE OF THIS  ENDORSEMENT
  A               CUG 24032     Bolt Beranek & Newman, Inc.             12/13/94

                                        Countersigned by

OLD REPUBLIC COMPANIES


In consideration of the premium charged it is understood and agreed that the insurance binder is amended, in part, to read:


BINDER PERIOD:    12/01/94  to  5/01/95





All other terms and conditions of this policy remain unchanged.

This endorsement is a part of the policy and takes effect on the effective date of the policy,unless another effective date is shown below.

                             Complete Only When This Endorsement Is Not Prepared with the
  Must Be Completed               Policy Or Is Not to be Effective with the Policy
ENDT. No.         POLICY NO.    ISSUED TO       EFFECTIVE DATE OF THIS  ENDORSEMENT
  B               CUG 24032     Bolt Beranek & Newman, Inc.             2/01/95


                                        Countersigned by

OLD REPUBLIC COMPANIES


In consideration of the premium charged it is understood and agreed that the insurance binder is amended, in part, to read:


BINDER PERIOD:    12/01/94  to  6/01/95





All other terms and conditions of this policy remain unchanged.

This endorsement is a part of the policy and takes effect on the effective date of the policy,unless another effective date is shown below.

                             Complete Only When This Endorsement Is Not Prepared with the
  Must Be Completed               Policy Or Is Not to be Effective with the Policy
ENDT. No.         POLICY NO.    ISSUED TO       EFFECTIVE DATE OF THIS  ENDORSEMENT
  C               CUG 24032     Bolt Beranek & Newman, Inc.             5/01/95


                                        Countersigned by

                          EXECUTIVE PROTECTION POLICY

                                                                    DECLARATIONS

                                                             FIDUCIARY LIABILITY
                                                                COVERAGE SECTION

Item  1.    Parent Organization:
            BOLT BERANEK & NEWMAN INC.


Item  2.    Limits of Liability:

            (A) Each Loss               $20,000,000.
            (B) Each Policy Periods     $20,000,000.

            Note that the limits of liability and any deductible or retention are reduced or exhausted by DEFENSE COSTS.

Item  3.    Deductible Amounts:
            (A) Non-Indemnifiable Loss   $ None
            (B) Indemnifiable Loss       $ None

Item  4.    Sponsor Organization:
            BOLT BERANEK & NEWMAN INC.
            AND ITS SUBSIDIARIES

Item  5.    Benefit Programs included as Insureds and any other additional
            Insureds:
            Bolt Beranek and Newman Inc Retirement Trust and any Benefit Program, Employee Benefit Plan or Insured Plan located anywhere in the world sponsored, operated, maintained or administered by the Sponsor Organization.

Item  6.    Extended Reporting Period:

            (A) Additional Premium:  $20,504.
            (B) Additional Period:   One Year

Item  7.    Pending or Prior Date:  DECEMBER 1, 1986

Item  8.    Continuity Date:  DECEMBER 1, 1986

                          EXECUTIVE PROTECTION POLICY

Fiduciary          In consideration of payment of the premium and
Liability          subject to the Declarations, General Terms and
Coverage Section   Conditions, and the limitations, conditions,
                   provisions and other terms of this coverage section, the Company agrees as follows:

Insuring Clause    1.  The Company shall pay on behalf of each of the
                       Insureds all Loss for which the Insured
                       becomes legally obligated to pay on account of any Claim first made against the Insured during the Policy Period or, if exercised, the Extended Reporting Period, for a Wrongful Act committed, attempted, or allegedly committed or attempted before or during the Policy
                       Period by an Insured or by any person for whose Wrongful Acts the Insured is legally responsible.

Estates and Legal  2.  Subject otherwise to the General Terms and
Representatives        Conditions and the limitations, conditions,
                       provisions and other terms of this coverage section, coverage shall extend to Claims for the Wrongful Acts of Insured Persons made against the estates, heirs, legal representatives or assigns of Insured Persons who are deceased or against the legal representatives or assigns of Insured Persons who are incompetent, insolvent or bankrupt.

Defense Provisions 3.  The Company shall have the right and duty to defend any Claim covered by this coverage section. Coverage shall apply even if any of the allegations are groundless, false or fraudulent. The Company's duty to defend shall cease upon exhaustion of the Company's applicable Limit of Liability set forth in
                       Item 2 of the Declarations for this coverage section.

                       Defense Costs incurred by the Company, or by the Insured with the written consent of the Company, are part of and not in addition to the Company's applicable Limit of Liability set forth in Item 2 of the Declarations for this coverage section, and the payment by the Company of Defense Costs reduces such applicable Limit of Liability.

                       The Insureds agree to provide the Company with all information, assistance and cooperation which the Company reasonably requests and agree that in the event of a Claim the Insureds will do nothing that may prejudice the Company's position or its potential or actual rights of recovery.

Defense Provisions     The Insureds agree not to settle any Claim,
(Cont'd)               incur any Defense Costs or otherwise assume
                       any contractual obligation or admit any
                       liability with respect to any Claim without the Company's written consent, which shall not be unreasonably withheld. The Company shall not be liable for any settlement, Defense
                       Costs, assumed obligation or admission to which it has not consented.

Extended Reporting 4.  If the Company terminates or refuses to renew
Period this coverage section other than for nonpayment of premium, the Insureds shall have the right, upon payment of the additional premium in Item 6(A) of the Declarations for this coverage section, to an extension of the coverage granted by this coverage section for the period in Item 6(B) of the Declarations for this coverage section (Extended Reporting Period) following the effective date of termination or nonrenewal, but only for any Wrongful Act committed, attempted, or allegedly committed or attempted, prior to the effective date of termination or nonrenewal. This right of extension shall lapse unless written notice of such election, together with payment of the additional premium due, is received by the Company within 30 days following the effective date of termination or nonrenewal. Any Claim made during the Extended Reporting Period shall be deemed to have been made during the immediately preceding Policy Period.

                       If the Insured terminates or declines to accept renewal, the Company may, if requested, at its sole option, grant an Extended Reporting Period. The offer of renewal terms and conditions or premiums different from those in effect prior to renewal shall not constitute refusal to renew.

Exclusions         5.  The Company shall not be liable for Loss on
                       account of any Claim made against any Insured:

                       (a)  based upon, arising from, or in
                            consequence of any circumstance if
                            written notice of such circumstance has
                            been given under any policy or coverage
                            section of which this coverage section is a renewal or replacement and if such prior policy or coverage section affords coverage (or would afford such coverage except for the exhaustion of its limits of liability) for such Loss, in whole or in part, as a result of such notice;

Exclusions             (b)  based upon, arising from, or in
(Cont'd)                    consequence of any deliberately
                            fraudulent act or omission or any willful violation of any statute or regulation by such Insured, if a judgment or other final adjudication adverse to the Insured establishes such a deliberately fraudulent act or omission or willful violation;

                       (c)  for libel or slander;

                       (d)  for bodily injury, mental or emotional
                            distress, sickness, disease or death of
                            any person or damage to or destruction of any tangible property including loss of use thereof;

                       (e)  based upon, arising from, or in
                            consequence of liability of others
                            assumed by the Insured under any contract or agreement, either oral or written, except to the extent that the Insured would have been liable in the absence of the contract or agreement or unless the liability was assumed in accordance with or under the agreement or declaration of trust pursuant to which the Benefit Program was established;

                       (f)  based upon, arising from, or in
                            consequence of the failure of the Insured to comply with any law governing worker's compensation, unemployment, social security or disability benefits or any similar law, except the Consolidated Omnibus Budget Reconciliation Act of 1985 and amendments thereto;

                       (g)  based upon, arising from, or in
                            consequence of any demand, suit or other proceeding pending, or order, decree or judgment entered against any Insured, on or prior to the Pending or Prior Date set forth in Item 7 of the Declarations for this coverage section, or the same or any substantially similar fact, circumstance or situation underlying or alleged therein;

Exclusions             (h)  based upon, arising from, or in
(Cont'd)                    consequence of (i) the actual, alleged or
                            threatened discharge, release, escape or disposal of Pollutants into or on real or personal property, water or the atmosphere; or (ii) any direction or request that the Insured test for, monitor, clean up, remove, contain, treat, detoxify or neutralize Pollutants, or any voluntary decision to do so;
                            including but not limited to any Claim
                            for financial loss to the Sponsor
                            Organization, its security holders or
                            creditors or any Benefit Program based
                            upon, arising from, or in consequence of the matters described in (i) or (ii) of this exclusion.

                   6. The Company shall not be liable for that part of Loss, other than Defense Costs:
                       (a)  which constitutes fines or penalties or
                            the multiple portion of any multiplied
                            damage award, other than the five percent or less, or the twenty percent or less, civil penalties imposed upon an Insured as a fiduciary under Section 502 (i) or
                            (1), respectively, of the Employee
                            Retirement Income Security Act of 1974,
                            as amended;

                       (b) which is based upon, arising from, or in consequence of the failure to collect from employers contributions owed to a Benefit Program, unless the failure is because of the negligence of an Insured;

                       (c) which constitutes the return or reversion to any employer of any contribution or asset of a Benefit Program; or

                       (d)  which constitutes benefits due or to
                            become due under the terms of a Benefit
                            Program unless, and to the extent that,
                            (i) the Insured is a natural person and
                            the benefits are payable by such Insured as a personal obligation, and (ii) recovery for the benefits is based upon a covered Wrongful Act.

Severability of    7.  With respect to the Exclusions in Subsections
Exclusions             5 and 6 of this coverage section, no fact
                       pertaining to or knowledge possessed by any Insured shall be imputed to any other Insured to determine if coverage is available.

Limit of           8.  For the purpose of this coverage section, all
Liability and          Loss arising out of the same Wrongful Act and
Deductible             all Interrelated Wrongful Acts of any Insured
                       shall be deemed one Loss, and such Loss shall be deemed to have originated in the earliest
                       Policy Period in which a Claim is first made against any Insured alleging any such Wrongful
                       Act or Interrelated Wrongful Acts.

                       The Company's maximum liability for each Loss shall be the Limit of Liability for each Loss set forth in Item 2(A) of the Declarations for this coverage section. The Company's maximum aggregate liability for all Loss on account of all Claims first made during the same Policy Period shall be the Limit of Liability for each Policy Period set forth in Item 2(B) of the Declarations for this coverage section.

                       The Company's liability hereunder shall apply only to that part of each Loss which is excess of the Deductible Amounts set forth in Item 3 of the Declarations for this coverage section and such Deductible Amounts shall be borne by the Insureds uninsured and at their own risk. The Deductible Amount for Non-Indemnifiable Loss set forth in Item 3(A) of the Declarations for this coverage section shall apply to Loss incurred by any Insured other than the Sponsor Organization or any Benefit Program for which the Sponsor Organization is not permitted or required to indemnify or is permitted or required to indemnify but does not do so by reason of Financial Impairment. The Deductible Amount for Indemnifiable Loss set forth in Item 3(B) of the Declarations for this coverage section shall apply to all other Loss.

                       If a part of a single Loss is subject to the Deductible Amount for Non-Indemnifiable Loss and part of the same Loss is subject to the Deductible Amount for Indemnifiable Loss, the maximum Deductible Amount applicable to the Loss shall be the Deductible Amount for Indemnifiable Loss.

                       The Sponsor Organization shall be deemed permitted or required to indemnify an Insured, and the shareholder and board or director resolutions of the Sponsor Organization shall be deemed to provide indemnification to an Insured, to the fullest extent authorized by the Sponsor Organization's by-laws or certificate of incorporation in effect at the inception of this coverage section, or any subsequently amended or superseding by-laws or certificate of incorporation of the Sponsor Organization to the extent such subsequent document expands or broadens and does not limit or restrict such indemnification authorization.

                       Any Loss covered in whole or in part by this coverage section and the Employment Practices Liability coverage section of this policy (if purchased) shall be subject to the limits of liability, deductible and coinsurance percent applicable to such other coverage section; provided, however, if any limit of liability applicable to such other coverage section is exhausted with respect to such Loss, any remaining portion of such Loss otherwise covered by this coverage section shall be subject to the limit of liability applicable to this coverage section, as reduced by the amount of such Loss otherwise covered by this coverage section which is paid by the Company pursuant to such other coverage section.

                       For purposes of this Subsection 8 only, the Extended Reporting Period, if exercised, shall be part of and not in addition to the immediately preceding Policy Period.

Other Insurance    9.  If any Loss arising from any Claim made
                       against any Insured is insured under any other valid policy(ies), prior or current, then this coverage section shall cover such Loss, subject to its limitations, conditions, provisions and other terms, only to the extent that the amount of such Loss is in excess of the amount of payment from such other insurance whether such other insurance is stated to be a primary, contributory, excess, contingent or otherwise, unless such other insurance is written only as specific excess insurance over the Limits of Liability provided in this coverage section.

Changes in         10. If during the Policy Period the Sponsor
Exposure               Organization creates or acquires a Subsidiary
Acquisition or         or Benefit Program or otherwise become a
Creation of            fiduciary of or responsible for the
Another Entity or      Administration of any Benefit Program
Benefit Program        ("Inception Event"), and if the Sponsor
                       Organization shall give written notice to the Company of the Inception Event as soon as practicable together with such information as the Company may require and shall pay any reasonable additional premium required by the Company, coverage shall be afforded, subject to the terms and conditions of this coverage section, from the date of the Inception Event for such Subsidiary, Benefit Program, and any Insured Persons of such Benefit Program, but only for Wrongful Acts committed, attempted, or allegedly committed or attempted, after the date of the Inception Event, unless the Company agrees by endorsement to provide coverage for Wrongful Acts committed, attempted, or allegedly committed or attempted, prior to such date. Any such coverage shall be specifically excess of the amount of payment from any other insurance available to such Benefit Program, Insured
                       Persons or Sponsor Organization.

                       Notwithstanding the foregoing, no coverage shall be afforded pursuant to this Subsection 10 with respect to any employee stock ownership plan or any Insured Persons or Sponsor Organization thereof unless the Company, by specific endorsement hereto, agrees to afford such coverage. Any such coverage shall be at the terms and conditions and for the premium set forth in such endorsement.

Acquisition by     11. If (i) the Sponsor Organization merges into or
Another Entity         consolidates with another organization, (ii)
                       another organization or person or group of organizations and/or persons acting in concert acquires securities or voting rights which result in ownership or voting control by the other organization(s) or person(s) of more than 50% of the outstanding securities representing the present right to vote for election of directors of the Sponsor
                       Organization, of (iii) the responsibilities of the Sponsor Organization for the
                       Administration of, or as a fiduciary of, any Benefit Program is fully assumed by any other person and/or entity. coverage under this coverage section for such Sponsor
                       Organization, Benefit Program and the Insured
                       Persons thereof who were Insureds prior to such acquisition, merger, consolidation or assumption of responsibilities shall continue until termination of this coverage section subject to the following:

Changes in            (a) for the merged, consolidated or acquired
Exposure                  Sponsor Organization and any Benefit
Acquisition by            Program thereof, and for any Benefit
Another Entity            Program described in subparagraph (iii)
(Cont'd)                  above, coverage shall continue only with
                          respect to Claims for Wrongful Acts
                          committed, attempted, or allegedly
                          committed or attempted prior to such
                          merger, consolidation, acquisition, or
                          assumption of responsibilities;
                      (b) for Insured Persons of the merged,
                          consolidated, or acquired Sponsor
                          Organization or any Benefit Program
                          thereof, and for Insured Persons of any
                          Benefit Program thereof, and for Insured
                          Persons of any Benefit Plan described in subparagraph (iii) above, coverage shall continue with respect to Claims for Wrongful Acts committed, attempted or allegedly committed or attempted prior to the date the Insured Person ceases to be a trustee, director, officer and/or employee of any Sponsor Organization not so merged, consolidated or acquired.

                       The Sponsor Organization shall give written notice to the Company of such merger, consolidation, acquisition or assumption of responsibilities as soon as practicable together with such information as the Company may require. Any such continuing coverage shall be specifically excess of the amount of payment from any other insurance available to such Sponsor Organization, Benefit Program or Insured Persons.

Termination of     12. If the Sponsor Organization terminates any
Benefit Program        Benefit Program before or after the Inception
                       Date of this coverage section, coverage under this coverage section with respect to such terminated Benefit Program shall continue until termination of this coverage section for those who were Insureds at the time of such Benefit Program termination, or who would have been Insureds at the time of such termination if this coverage section had been in effect, with respect to Wrongful Acts committed, attempted or allegedly committed or attempted by such Insureds prior to or after the date of such Benefit Program termination. The
                       Insureds shall give written notice to the Company of such Benefit Program termination as soon as is practicable together with such information as the Company may require.

Reporting and      13. The Insureds shall, as a condition precedent
Notice to exercising their rights under this coverage section, give to the Company written notice as soon as practicable of any Claim made against any of them for a Wrongful Act.

                       If during the Policy Period or Extended
                       Reporting Period (if exercised) an Insured becomes aware of circumstances which could give rise to a Claim and gives written notice of such circumstance(s) to the Company, then any Claims subsequently arising from such circumstances shall be considered to have been made during the Policy Period or the Extended Reporting Period in which the circumstances were first reported to the Company.

                       The Insureds shall, as a condition precedent to exercising their rights under this coverage section, give to the Company such information and cooperation as it may reasonably require, including but not limited to a description of the Claim or circumstances, the nature of the alleged Wrongful Act, the nature of the alleged or potential damage, the names of actual or potential claimants, and the manner in which the Insured first became aware of the Claim or circumstances.

Representations    14. In granting coverage to any one of the
and Severability       Insureds, the Company has relied upon the
                       declarations and statements in the written application for this coverage section and upon any declarations and statements in the original written application submitted to another insurer in respect of the prior coverage inception as of the Continuity Date set forth in Item 8 of the Declarations for this coverage section. All such declarations and statements are the basis of such coverage and shall be considered as incorporated in and constituting part of this coverage section.

                       Such written application(s) for coverage shall be construed as a separate application for coverage by each Insured. With respect to the declarations and statements contained in such written application(s) for coverage, no statement in the application or knowledge possessed by any Insured shall be imputed to any other Insured for the purpose of determining if coverage is available.

Definitions        15. When used in this coverage section:

                       Administration means giving advice to
                       employees or effecting enrollment, termination or cancellation of employees under a Benefit Program.

Definitions            Benefit Program means:
(cont'd)
                       (a)  any Sponsored Plan, or
                       (b)  any Insured Plan.
                       Claim means:
                       (a)  a civil proceeding commended by the
                            service of a complaint or similar
                            pleading,
                       (b)  a criminal proceeding commenced by a
                            return of an indictment, or
                       (c)  a formal administrative or regulatory
                            proceeding commenced by the filing of a
                            notice of charges, formal investigative
                            order or similar document,
                       against any Insured for a Wrongful Act,
                       including any appeal therefrom.

                       Defense Costs means that part of Loss
                       consisting of reasonable cost, charges, fees
                       (including but not limited to attorney's fees and experts' fees) and expenses (other than regular or overtime wages, salaries or fees of the directors, officers or employees of the Insured) incurred in defending or investigating Claims and the premium for appeal, attachment or similar bonds.

                       Employee Benefit Plan means any plan so
                       defined in the Employee Retirement Income
                       Security Act of 1974, as amended.

                       Financial Impairment means the status of the Sponsor Organization resulting from (i) the appointment by any state or federal official, agency or court of any receiver, conservator, liquidator, trustee, rehabilitator or similar official to take control of, supervise, manage or liquidate the Sponsor Organization, or (ii) the Sponsor Organization becoming a debtor in possession.

                       Insureds, either in the singular or plural, means any one or more:
                       (a)  Sponsor Organization;
                       (b)  Benefit Program;
                       (c)  Insured Person, or
                       (d)  any other person or organization
                            designated as an additional Insured by
                            endorsement to this coverage section.
                       Insured Persons, either in the singular or plural, means any one or more:

Definitions            (a)  natural persons serving as a past,
(Cont'd)                    present or future trustee, director,
                            officer or employee of the Sponsor
                            Organization or of any Sponsored Plan,
                            and
                       (b)  any other natural person acting as a
                            past, present or future fiduciary of a
                            Sponsored Plan and named in Item 5 of the Declarations for this coverage section.

                       Insured Plan means any government-mandated insurance program for workers' compensation, unemployment, social security or disability benefits for employees of the Sponsor
                       Organization.

                       Interrelated Wrongful Acts means all causally connected Wrongful Acts.

                       Loss means the total amount which any Insured(s) becomes legally obligated to pay on account of each Claim and for all Claims in each Policy Period and the Extended Reporting Period, if exercised, made against them for Wrongful Acts for which coverage applies, including, but not limited to, damages, judgements, settlements, costs and Defense
                       Costs.  Loss does not include matters
                       uninsurable under the law pursuant to which this coverage section is construed.

                       Pension Benefit Plan means any plan so defined in the Employee Retirement Income Security Act of 1974, as amended.

                       Pollutants means any substance located
                       anywhere in the world exhibiting any hazardous characteristics as defined by, or identified on a list of hazardous substances issued by, the United States Environmental Protection Agency or a state, county, municipality or locality counterpart thereof. Such substances shall include, without limitation, solids, liquids, gaseous or thermal irritants, contaminants or smoke, vapor, soot, fumes, acids, alkalis, chemicals or waste materials. Pollutants shall also mean any other air emissions, odor, water, oil or oil products, infectious or medical waste, asbestos or asbestos products and any noise.

                       Sponsor Organization means any organization designated in Item 4 of the Declarations for this coverage section.

                       Sponsored Plan means:

Definitions           (a) an Employee Benefit Plan which is operated
(Cont'd) solely by the Sponsor Organization or jointly by the Sponsor Organization and a labor organization for the benefit of the employees of the Sponsor Organization located anywhere in the world an which existed at the Inception Date of this coverage section or of any policy or a coverage section of which this coverage section is a renewal or which is created or acquired after the inception of this coverage section, subject to the provisions outlines in this coverage section;
                      (b) any other plan, fund, or program
                          specifically included as a Sponsored Plan and named in Item 5 of the Declarations for this coverage section; provided, however, Sponsored Plan shall not include any multiemployer plan, as defined in the Employee Retirement Income Security Act of 1974, as amended; or
                      (c) any other employee benefit plan or program
                          not subject to Title 1 of the Employee
                          Retirement Income Security Act of 1974, as amended, sponsored solely by the Sponsor Organization for the benefit of the employees of the Sponsor Organization.

                       Subsidiary, either in the singular or plural, means any organization in which more than 50% of the outstanding securities or voting rights representing the present right to vote for election of directors is owned or controlled, directly or indirectly, in any combination, by one or more Insured Organization.

                       Wrongful Act means:

                      (a) with respect to a Sponsored Plan,
                          (i)   any breach of the responsibilities,
                                obligations or duties imposed upon fiduciaries of the Sponsored Plan by the Employee Retirement Income Security Act of 1974, as amended, or by the common or statutory law of the United States, or any state or other jurisdiction anywhere in the world;

                          (ii) any other matter claimed against the Sponsor Organization or an Insured Person solely because of the Sponsor Organization's or the Insured Person's service as a fiduciary of any Sponsored Plan; or

                          (iii) any negligent act, error or omission in the
                                Administration of any Sponsored Plan; and

                       (b)    with respect to an Insured Plan,

Definitions               (i)   any negligent act, error or omission
(Cont'd)                        in the Administration of any Insured Plan.

                          EXECUTIVE PROTECTION POLICY

                                                                     ENDORSEMENT

Coverage Section: FIDUCIARY LIABILITY   Company:  FEDERAL INSURANCE COMPANY

Effective date of                       Endorsement No.  1
this endorsement: DECEMBER 01, 1994

                                        To be attached to and form part of
                                        Policy No.   8134-46-02-B

Issued to:  BOLT BERANEK & NEWMAN INC.


It is agreed that subsection 12, Termination of Benefit Program, is amended by deleting the following sentence:

          "The Insureds shall give written notice to the Company of such Benefit Program termination as soon as is practicable together with such information as the Company may require."

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


                                                       Authorized Representative


                                                       December 7, 1994
                                                             Date

                          EXECUTIVE PROTECTION POLICY

                                                                     ENDORSEMENT

Coverage Section:  FIDUCIARY LIABILITY  Company:  FEDERAL INSURANCE COMPANY

Effective date of                       Endorsement No.  2
this endorsement:  DECEMBER 01, 1994

                                        To be attached to and form part of
                                        Policy No.   8134-46-02-B

Issued to:  BOLT BERANEK & NEWMAN INC.


It is agreed that subsection 5, Exclusions, is amended by adding the following:

            (j) based upon, arising from, or in consequence of Wrongful
                Act(s) or Interrelated Wrongful Acts where all or any part of such acts were committed, attempted, or allegedly committed or attempted, prior to April 22, 1987 for Delta Graphics.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


                                                       Authorized Representative


                                                       December 7, 1994
                                                             Date

                          EXECUTIVE PROTECTION POLICY

                                                                     ENDORSEMENT

Coverage Section: FIDUCIARY LIABILITY   Company:  FEDERAL INSURANCE COMPANY

Effective date of                       Endorsement No.  3
this endorsement: DECEMBER 01, 1994

                                        To be attached to and form part of
                                        Policy No.   8134-46-02-B

Issued to:  BOLT BERANEK & NEWMAN INC.


It is understood and agreed that Subsection 15, Definitions shall be amended by deleting the definition of Claim in its entirety and replacing it with the following:

Claim means:

        (a)  a written demand for monetary damages,

        (b) a civil proceeding commenced by the service of a complaint or similar pleading,

        (c)  a criminal proceeding commenced by a return of an indictment, or

        (d) a formal administrative or regulatory proceeding commenced by the filing of a notice of charges, formal investigative order or similar document,

against any Insured for a Wrongful Act, including any appeal therefrom.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


                                                      Authorized Representative


                                                      December 7, 1994
                                                             Date

                          EXECUTIVE PROTECTION POLICY

                                                                    DECLARATIONS

                                                         EXECUTIVE LIABILITY AND
                                                INDEMNIFICATION COVERAGE SECTION

Item  1.    Parent Organization:
            BOLT BERANEK & NEWMAN INC.


Item  2.    Limits of Liability:

            (A) Each Loss               $3,000,000.
            (B) Each Policy Periods     $3,000,000.

            Note that the limits of liability and any deductible or retention are reduced or exhausted by DEFENSE COSTS.

Item  3.    Coinsurance Percent:  NONE

Item  4.    Deductible Amount:
                  Insuring Clause 2     $1,000,000.

Item  5.    INSURED ORGANIZATION:
            BOLT BERANEK & NEWMAN INC.
            AND ITS SUBSIDIARIES

Item  6.    INSURED PERSONS:
            Any person who has been, now is, or shall become a duly elected director or a duly elected or appointed officer of the Insured Organization.

Item  7.    Extended Reporting Period:

            (A) Additional Premium: $150,000.
            (B) Additional Period:  One Year

Item  8.    Pending or Prior Date:  DECEMBER 1, 1990

Item  9.    Continuity Date:  DECEMBER 1, 1990

                          EXECUTIVE PROTECTION POLICY


Executive Liability and         In consideration of payment of the premium
Indemnification Coverage        and subject to the Declarations, General
Section                         Terms and Conditions, and the limitations,
                                conditions, provisions and other terms of this coverage section, the Company agrees as follows:

                                Insuring Clauses

Executive          1.  The Company shall pay on behalf of each of the
Liability Coverage     Insured Persons all Loss for which the Insured
Insuring Clause 1      Person is not indemnified by the Insured
                       Organization and which the Insured Person
                       becomes legally obligated to pay on account of
                       any Claim first made against him, individually
                       or otherwise, during the Policy Period or, if
                       exercised, during the Extended Reporting
                       Period, for a Wrongful Act committed,
                       attempted, or allegedly committed or attempted
                       by such Insured Person before or during the
                       Policy Period.
Executive          2.  The Company shall pay on behalf of the Insured
Indemnification        Organization all Loss for which the Insured
Coverage Insuring      Organization and which the Insured Person as
Clause 2               permitted or required by law, which the Insured
                       Person has becomes legally obligated to pay on
                       account of any Claim, first made against him,
                       individually or otherwise, during the Policy
                       Period or, if exercised, during the Extended
                       Reporting Period, for a Wrongful Act
                       committed, attempted, or allegedly committed
                       or attempted by such Insured Person before or
                       during the Policy Period.
Estates and Legal  3.  Subject otherwise to the General Terms and
Representatives        Conditions and limitations, conditions,
                       provisions and other terms of this coverage section, coverage shall extend to Claims for the Wrongful Acts of Insured Persons made against the estates, heirs, legal representatives or assigns of Insured Persons who are deceased or against the legal representatives or assigns of Insured Persons who are incompetent, insolvent or bankrupt.

Extended Reporting 4.  If the Company terminates or refuses to renew
Period this coverage section other than for nonpayment of premium, the Parent Organization and the Insured Persons shall have the right, upon payment of the additional premium set forth in Item 7(A) of the Declarations for this coverage section, to an extension of the coverage granted by this coverage section for the period set forth in Item 7(B) of the Declarations for this coverage section (Extended Reporting Period) following the effective date of termination or nonrenewal, but only for any Wrongful Act committed, attempted, or allegedly committed or attempted, prior to the effective date of termination or nonrenewal. This right of extension shall lapse unless written notice of such election, together with payment of the additional premium due, is received by the Company within 30 days following the effective date of termination or nonrenewal. Any Claim made during the Extended Reporting Period shall be deemed to have been made during the immediately preceding Policy Period.

                       If the Parent Organization terminates or
                       declines to accept renewal, the Company may,
                       if requested, at its sole option, grant an
                       Extended Reporting Period.  The offer of
                       renewal terms and conditions or premiums
                       different from those in effect prior to
                       renewal shall not constitute refusal to renew.
Exclusions         5.  The Company shall not be liable for Loss on
Applicable to          account of any Claim made against any Insured
Insuring Clauses 1     Person:
and 2
                       (a)  based upon, arising from, or in
                            consequence of any circumstance has been given under any policy or coverage section of which this coverage section is a renewal or replacement and if such prior policy or coverage section affords coverage (or would afford such coverage except for the exhaustion of its limits of liability) for such Loss, in whole or in part, as a result of such notice;

                       (b)  based upon, arising from, or in
                            consequence of any demand, suit or other proceeding pending, or order, decree or judgement entered against any Insured on or prior to the Pending or Prior Date set forth in Item 8 of the Declarations for this coverage section, or the same or any substantially similar fact, circumstance or situation underlying or alleged therein;

                       (c) brought or maintained by or on behalf of any Insured except:
                                (i)   a Claim that is a derivative action
                                      brought or maintained on behalf an
                                      Insured Organization by one or more
                                      persons who are not Insured Persons
                                      and who bring and maintain the Claim
                                      without the solicitation, assistance or
                                      participation of any Insured.
                                (ii)  a Claim brought or maintained by an
                                      Insured Person for the actual or alleged wrongful termination of the Insured Person or

                                (iii) a Claim brought or maintained by an
                                      Insured Person for contribution or
                                      indemnity, if the Claim directly results from another Claim covered under this coverage section;

                       (d) for an actual or alleged violation of the responsibilities, obligations or duties imposed by the Employee Retirement Income Security Act of 1974 and amendments thereto or similar provisions of any federal, state or local statutory law or common law upon fiduciaries of any pension, profit sharing, health and welfare or other employee benefit plan or trust established or maintained for the purpose of providing benefits to employees of an Insured Organization;

                       (e)  for bodily injury, mental or emotional
                            distress, sickness, disease or death of
                            any person or damage to or destruction of any tangible property including loss of use thereof; or

                       (f)  based upon, arising from, or in
                            consequence of (i) the actual, alleged or
                            threatened discharge, release, escape or
                            disposal of Pollutants into or on real or
                            personal property, water or the
                            atmosphere; or (ii) any direction or
                            request that the insured test for,
                            monitor, clean up, remove, contain,
                            treat, detoxify or neutralize Pollutants,
                            or any voluntary decision to do so;
                            including but not limited to any Claim
                            for financial loss to the Insured
                            Organization, its security holders or its
                            creditors based upon, arising from, or in
                            consequence of the matters described in
                            (i) or (ii) of this exclusion.
Exclusions
(cont'd)
Exclusions         6.  The Company shall not be liable under Insuring
Applicable to          Clause 1 for Loss on account of any Claim made
Insuring Clause 1      against any Insured Person:
Only

                       (a)  for an accounting of profits made from
                            the purchase or sale by such Insured
                            Person of securities of the Insured
                            Organization within the meaning of
                            Section 16 (b) of the Securities Exchange
                            Act of 1934 and amendments thereto or
                            similar provisions of any federal, state or local statutory law or common law;

                       (b)  based upon, arising from, or in
                            consequence of any deliberately
                            fraudulent act or omission or any willful violation of any statute or regulation by such Insured Person, if a judgement or other final adjudication adverse to the Insured Person establishes such a deliberately fraudulent act or omission or willful violation; or

                       (c)  based upon, arising from, or in
                            consequence of such Insured Person having gained in fact any personal profit, remuneration or advantage to which such Insured Person was not legally entitled.

Severability of    7.  With respect to the Exclusions in Subsections
Exclusions             5 and 6 of this coverage section, no fact
                       pertaining to or knowledge possessed by any Insured Person shall be imputed to any other
                       Insured Person to determine if coverage is available.

Limit of           8.  For the purpose of this coverage section, all
Liability,             Loss arising out of the same Wrongful Act and
Deductible and         all Interrelated Wrongful Acts of any Insured
Coinsurance            Person shall be deemed one Loss, and such Loss
                       shall be deemed to have originated in the earliest Policy Period in which a Claim is first made against any Insured Person alleging any such Wrongful Act or Interrelated Wrongful
                       Acts.

                       The Company's maximum liability for each Loss, whether covered under Insuring Clause 1 or Insuring Clause 2 or both, shall be the Limit of Liability for each Loss set forth in Item 2(A) of the Declarations for this coverage section. The Company's maximum aggregate liability for all Loss on account of all Claims first made during the same Policy Period, whether covered under Insuring Clause 1 or Insuring Clause 2 or both, shall be the Limit of Liability for each Policy Period set forth in Item 2(B) of the Declarations for this coverage section.

Limit of               The Company's liability under Insuring Clause
Liability,             2 shall apply only to that part of each Loss
Deductible and         which is excess of the Deductible Amount set
Coinsurance            forth in Item 4 of the Declarations for this
(continued)            coverage section and such Deductible Amount
                       shall be borne by the Insureds uninsured and at their own risk.

                       If a single Loss is covered in part under Insuring Clause 1 and in part under Insuring Clause 2, the Deductible Amount applicable to the Loss shall be the Insuring Clause 2 deductible set forth in Item 4 of the Declarations for this coverage section.

                       With respect to all Loss (excess of the
                       applicable Deductible Amount) originating in any one Policy Period, the Insureds shall bear uninsured and at their own risk that percent of all such Loss specified as the Coinsurance Percent in Item 3 of the Declarations for this coverage section, and the Company's liability hereunder shall apply only to the remaining percent of all such Loss.

                       Any Loss covered in whole or in part by this coverage section and the Employment Practices Liability coverage section of this policy (if purchased) shall be subject to the limits of liability, deductible and coinsurance percent applicable to such other coverage section; provided, however, if any limit of liability applicable to such other coverage section is exhausted with respect to such Loss, any remaining portion of such Loss otherwise covered by this coverage section shall be subject to the Limits of Liability and Coinsurance Percent applicable to this coverage section, as reduced by the amount of such Loss otherwise covered by this coverage section which is paid by the Company pursuant to such other coverage section.

                       For purposes of this Subsection 8 only, the Extended Reporting Period, if exercised, shall be part of and not in addition to the immediately preceding Policy Period.

Presumptive        9.  If the Insured Organization:
Indemnification
                       (a)  fails or refuses, other than for reason
                            of Financial Impairment, to indemnify the Insured Person for Loss; and
                       (b)  is permitted or required to indemnify the
                            Insured Person for such Loss pursuant to:

Presumptive                 (i)  the by-laws or certificate of incorporation
Indemnification                  of the Insured Organization in effect at
(continued)                      the inception of this coverage
                                 section, or
                            (ii) any subsequently amended or superseding
                                 by-laws or certificate of incorporation of the Insured Organization provided, however, that such amended or superseding by-laws or certificate of incorporation expand or broaden, and do not restrict or in any way limit, the Insured Organization's ability to indemnify the Insured Person;
                       then, notwithstanding any other conditions, provisions or terms of this coverage section to the contrary, any payment by the Company of such Loss shall be subject to (i) the Insuring
                       Clause 2 Deductible Amount set forth in Item 4 of the Declarations for this coverage section, and (ii) all of the Exclusions set forth in Subsections 5 and 6 of this coverage section.

                       For purposes of this Subsection 9, the
                       shareholder and board of director resolutions of the Insured Organization shall be deemed to provide indemnification for such Loss to the fullest extent permitted by such by-laws or certificate of incorporation.

Reporting and      10. The Insureds shall, as a condition precedent
Notice to exercising their rights under this coverage section, give to the Company written notice as soon as practicable of any Claim made against any of them for a Wrongful Act.

                       If during the Policy Period or Extended
                       Reporting Period (if exercised) an Insured becomes aware of circumstances which could give rise to a Claim and gives written notice of such circumstance(s) to the Company, then any Claims subsequently arising from such circumstances shall be considered to have been made during the Policy Period or the Extended Reporting Period in which the circumstances were first reported to the Company.

                       The Insureds shall, as a condition precedent to exercising their rights under this coverage section, give to the Company such information and cooperation as it may reasonably require, including but not limited to a description of the Claim or circumstances, the nature of the alleged Wrongful Act, the nature of the alleged or potential damage, the names of actual or potential claimants, and the manner in which the Insured first became aware of the Claim or circumstances.

Defense and        11. Subject to this Subsection, it shall be the
Settlement             duty of the Insured Persons and not the duty
                       of the Company to defend Claims made against the Insured Persons.

                       The Insureds agree not to settle any Claim, incur any Defense Costs or otherwise assume any contractual obligation or admit any liability with respect to any Claim without the Company's written consent, which shall not be unreasonably withheld. The Company shall not be liable for any settlement. Defense Costs, assumed obligation or admission to which it has not consented.

                       The Company shall have the right and shall be given the opportunity to effectively associate with the Insureds in the investigation, defense and settlement, including but not limited to the negotiation of a settlement, of any Claim that appears reasonably likely to be covered in whole or in part by this coverage section.

                       The Insureds agree to provide the Company with all information, assistance and cooperation which the Company reasonably requests and agree that in the event of a Claim the Insureds will do nothing that may prejudice the Company's position or its potential or actual rights of recovery.

                       Defense Costs are part of and not in addition to the Limits set forth in Item 2 of the Declarations for this coverage section, and the payment by the Company of Defense Costs reduces such Limits of Liability.

Allocation         12. If both Loss covered by this coverage section
                       an loss not covered by this coverage section are incurred, either because a Claim against the Insured Persons includes both covered and uncovered matters or because a Claim is made against both an Insured Person and others, including the Insured Organization, the Insureds and the Company shall use their best efforts to agree upon a fair and proper allocation of such amount between covered Loss and uncovered loss.

                       If the Insureds and the Company agree on an allocation of Defense Costs, the Company shall advance on a current basis Defense Costs allocated to the covered Loss. If the Insureds and the Company cannot agree on an allocation.

                       (a)  no presumption as to allocation shall
                            exist in any arbitration, suit or other
                            proceeding;
                       (b)  the Company shall advance on a current
                            basis Defense Costs which the Company
                            believes to be covered under this
                            coverage section until a different
                            allocation is negotiated, arbitrated or
                            judicially determined; and
                       (c)  the Company, if requested by the
                            Insureds, shall submit the dispute to
                            binding arbitration.  The rules of the
                            American Arbitration Association shall
                            apply except with respect to the
                            selection of the arbitration panel, which shall consist of one arbitrator selected by the Insureds, one arbitrator selected by the Company, and a third independent arbitrator selected by the first two arbitrators.

                       Any negotiated, arbitrated or judicially determined allocation of Defense Costs on account of a Claim shall be applied retroactively to all Defense Costs on account of such claim, notwithstanding any prior advancement to the contrary. Any allocation or advancement of Defense Costs on account of a Claim shall not apply to or create any presumption with respect to the allocation of other Loss on account of such Claim.

Other Insurance    13. If any Loss arising from any Claim made
                       against any Insured Persons is insured under any other valid policy(ies), prior or current, then this coverage section shall cover such Loss, subject to its limitations, conditions, provisions and other terms, only to the extent that the amount of such Loss is in excess of the amount of payment from such other insurance whether such other insurance is stated to be a primary, contributory, excess, contingent or otherwise, unless such other insurance is written only as specific excess insurance over the Limits of Liability provided in this coverage section.

Changes in         14. If the Insured Organization (i) acquires
Exposure               securities or voting rights in another
Acquisition or         organization or creates another organization,
Creation of            which as a result of such acquisition or
Another                creation becomes a Subsidiary, or (ii)
Organization           acquires any organization by merger into or
                       consolidation with an Insured Organization, such organization and its Insured Persons shall be Insureds under this coverage section but only with respect to Wrongful Acts committed, attempted, or allegedly committed or attempted, after such acquisition or creation unless the Company agrees, after presentation of a complete application and all appropriate information, to provide coverage by endorsement for Wrongful Acts committed, attempted, or allegedly committed or attempted, by such Insured Persons prior to such acquisition or creation.

                       If the fair value of all cash, securities, assumed indebtedness and other consideration paid by the Insured Organization for any such acquisition or creation exceeds 10% of the total assets of the Parent Organization as reflected in the Parent Organization's most recent audited consolidated financial statements, the Parent Organization shall give written notice of such acquisition or creation to the Company as soon as practicable together with such information as the Company may require and shall pay any reasonable additional premium required by the Company.

Acquisition of     15. If (i) the Parent Organization merges into or
Parent                 consolidates with another organization, or
Organization by        (ii) another organization or person or group
Another                or organizations and/or persons acting in
Organization           concert acquires securities or voting rights
                       which result in ownership or voting control by the other organization(s) or person(s) of more than 50% of the outstanding securities representing the present right to vote for the election of directors of the Parent
                       Organization, coverage under this coverage section shall continue until termination of this coverage section, but only with respect to Claims for Wrongful Acts committed, attempted, or allegedly committed or attempted by Insured Persons prior to such merger, consolidation or acquisition. The Parent
                       Organization shall give written notice of such merger, consolidation or acquisition to the Company as soon as practicable together with such information as the Company may require.

Cessation of       16. In the event an organization ceases to be a
Subsidiaries           Subsidiary before or after the Inception Date
                       of this coverage section, coverage with
                       respect to such Subsidiary and its Insured
                       Persons shall continue until termination of this coverage section but only with respect to Claims for Wrongful Acts committed, attempted or allegedly committed or attempted prior to the date such organization ceased to be a Subsidiary.

Representations    17. In granting coverage to any one of the
and Severability       Insureds, the Company has relied upon the
                       declarations and statements in the written application for this coverage section and upon any declarations and statements in the original written application submitted to another insurer in respect of the prior coverage inception as of the Continuity Date set forth in item 9 of the Declarations for this coverage section. All such declarations and statements are the basis of such coverage and shall be considered as incorporated in and constituting part of this coverage section.

                       Such written application(s) for coverage shall be construed as a separate application for coverage by each of the Insured Persons. With respect to the declarations and statements contained in such written application(s) for coverage, no statement in the application or knowledge possessed by any Insured Person shall be imputed to any other Insured Person for the purpose of determining if coverage is available.

Definitions        18. When used in this coverage section:
                       Claim means:

Definitions            (i)    a written demand for monetary damages,
(cont'd)
                       (ii)   a civil proceeding commenced by the
                              service of a complaint or similar
                              pleading,
                       (iii)  a criminal proceeding commenced by a
                              return of an indictment, or
                       (iv)   a formal administrative or regulatory
                              proceeding commenced by the filing of a
                              notice of charges, formal investigative
                              order or similar document,

                       against any Insured Person for a Wrongful Act,
                              including any appeal therefrom.

                       Defense Costs means that part of Loss
                       consisting of reasonable costs, charges, fees (including but not limited to attorney's fees and experts' fees) and expenses (other than regular or overtime wages, salaries or fees of the directors, officers or employees of the Insured Organization) incurred in defending or investigating Claims and the premium for appeal, attachment or similar bonds.

                       Financial Impairment means the status of the Insured Organization resulting from (i) the appointment by any state or federal official, agency or court of any receiver, conservator, liquidator, trustee, rehabilitator or similar official to take control of, supervise, manage or liquidate the Insured Organization, or
                       (ii) the Insured Organization becoming debtor in possession.

                       Insured, either in the singular or plural, means the Insured Organization and any Insured Person.

                       Insured Capacity means the position or
                       capacity designated in Item 6 of the
                       Declarations for this coverage section held by any Insured Person but shall not include any position or capacity in any organization other than the Insured Organization, even if the Insured Organization directed or requested the Insured Person to serve in such other position or capacity.

                       Insured Organization means, collectively, those organizations designated in Item 5 of the Declarations for this coverage section.

                       Insured Person, either in the singular or plural, means anyone or more of those persons designated in Item 6 of the Declarations for this coverage section.

Definitions            Interrelated Wrongful Acts means all causally
(cont'd)               connected Wrongful Acts.

                       Loss means the total amount which any Insured Person becomes legally obligated to pay on account of each Claim and for all Claims in each Policy Period and the Extended Reporting Period, if exercised, made against them for Wrongful Acts for which coverage applies, including, but not limited to, damages, judgements, settlements, costs and Defense Costs. Loss does not include (i) any amount not indemnified by the Insured Organization for which the Insured Person is absolved from payment by reason of any covenant agreement or court order, (ii) any amount incurred by the Insured Organization (including its board of directors or any committee of the board of directors) in connection with the investigation or evaluation of any Claim or potential Claim by or on behalf of the Insured Organization,
                       (iii) fines or penalties imposed by law or the multiple portion of any multiplied damage award, or (iv) matters uninsurable under the law pursuant to which this coverage section is construed.

                       Pollutants means any substance located
                       anywhere in the world exhibiting any hazardous characteristics as defined by, or identified on a list of hazardous substances issued by, the United States Environmental Protection Agency or a state, county, municipality or locality counterpart thereof. Such substances shall include, without limitation, solids, liquids, gaseous or thermal irritants, contaminants or smoke, vapor, soot, fumes, acids, alkalis, chemicals or waste materials. Pollutants shall also mean any other air emission, odor, waste water, oil or oil products, infectious or medical waste, asbestos or asbestos products and any noise.

                       Subsidiary, either in the singular or plural, means any organization in which more than 50% of the outstanding securities or voting rights representing the present right to vote for election of directors is owned or controlled, directly or indirectly, in any combination, by one or more Insured Organizations.

                       Wrongful Act means any error, misstatement, misleading statement, act, omission, neglect, or breach of duty committed, attempted, or allegedly committed or attempted, by an Insured Person, individually or otherwise, in his Insured Capacity, or any matter claimed against him solely by reason of his serving in such Insured Capacity.

                          EXECUTIVE PROTECTION POLICY

                                                                     ENDORSEMENT

Coverage Section:  EXECUTIVE LIABILITY  Company:  FEDERAL INSURANCE COMPANY

Effective date of                       Endorsement No.  1
this endorsement:  DECEMBER 01, 1994

                                        To be attached to and form part of
                                        Policy No.   8137-71-31-A

Issued to:  BOLT BERANEK & NEWMAN INC.


It is agreed that subsection 5, Exclusions: Exclusions Applicable to Insuring Clauses 1 and 2, is amended by deleting paragraph (b) in its entirety and replacing it with the following:

            (b) based upon, arising from, or in consequence of any demand, suit or other proceeding pending, or order, decree or judgement entered against any insured on or prior to the Pending or Prior Date set forth in Item 8 of the Declarations for this coverage section, or the same or substantially the same facts underlying or alleged therein:

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


                                                       Authorized Representative


                                                       December 8, 1994
                                                              Date

                          EXECUTIVE PROTECTION POLICY

                                                                     ENDORSEMENT

Coverage Section: EXECUTIVE LIABILITY   Company:  FEDERAL INSURANCE COMPANY

Effective date of                       Endorsement No.  2
this endorsement: DECEMBER 01, 1994

                                        To be attached to and form part of
                                        Policy No.   8137-71-31-A

Issued to:  BOLT BERANEK & NEWMAN INC.


It is agreed that subsection 6, "Exclusions: Exclusions Applicable to Insuring Clause 1 Only", is amended by adding the following:

            (d) of any Subsidiary for any alleged Wrongful Act occurring at any time when the Insured Organization did not own more than 50% of the issued and outstanding voting stock of such subsidiary either directly or indirectly through one or more of its subsidiaries.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


                                                       Authorized Representative


                                                       December 8, 1994
                                                             Date

                          EXECUTIVE PROTECTION POLICY

                                                                     ENDORSEMENT

Coverage Section: EXECUTIVE LIABILITY   Company:  FEDERAL INSURANCE COMPANY

Effective date of                       Endorsement No.  3
this endorsement: DECEMBER 01, 1994

                                        To be attached to and form part of
                                        Policy No.   8137-71-31-A

Issued to:  BOLT BERANEK & NEWMAN INC.


It is understood and agreed that under Exclusion 6, found on Page 4 and 10, paragraph (d) is amended by deleting it in its entirety and replacing it with the following:

            (d) under Insuring Clause 1 of BBN Delta Graphics and Network
                Switching Systems, for any alleged Wrongful Act occurring at any time when the Insured Organization did not own more than 50% of the issued and outstanding voting stock of such Subsidiary either directly or indirectly through one or more of its Subsidiaries; however, this exclusion shall not apply to Claims alleging Wrongful Acts occurring prior to when the corporation became a Subsidiary if the Insured was a Director or Officer of the Subsidiary for at least a ninety day period during the time when the corporation was a Subsidiary.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


                                                       Authorized Representative


                                                       December 8, 1994
                                                            Date

                          EXECUTIVE PROTECTION POLICY

                                                                     ENDORSEMENT

Coverage Section:  EXECUTIVE LIABILITY  Company:  FEDERAL INSURANCE COMPANY

Effective date of                       Endorsement No.  4
this endorsement:  DECEMBER 01, 1994

                                        To be attached to and form part of
                                        Policy No.   8137-71-31-A

Issued to:  BOLT BERANEK & NEWMAN INC.


It is agreed that Item 6 of the Declarations, Insured Persons, is amended to include the following:

          Any person who was, is, or shall become a duly elected director or a duly elected or appointed officer, including divisional directors and officers performing their duties in the following divisions:

                    Communications Division
                    Software Products Division
                    Systems & Technologies Division
                    International Division
                    Corporate Services Division

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


                                                       Authorized Representative


                                                       December 8, 1994
                                                             Date

                          EXECUTIVE PROTECTION POLICY

                                                                     ENDORSEMENT

Coverage Section: EXECUTIVE LIABILITY   Company:  FEDERAL INSURANCE COMPANY

Effective date of                       Endorsement No.  5
this endorsement: DECEMBER 01, 1994

                                        To be attached to and form part of
                                        Policy No.   8137-71-31-A

Issued to:  BOLT BERANEK & NEWMAN INC.


It is understood and agreed that both Insuring Clause I., Executive Liability Coverage, and Insuring Clause II., Executive Indemnification Coverage, are amended by adding the following:

          In the event of a Claim, should a Loss be payable under Policy Number 440-43-26 issued by the National Union Fire Insurance Company of Pittsburgh, PA., the Company's obligation to pay will be for amounts immediately in excess of Loss payable under such other policy and this policy will not contribute with such other insurance.

It is also understood and agreed that if the National Union Fire Insurance Company of Pittsburgh, PA. wrongfully refuses to pay under its policy, the Company will respond as if this policy was primary insurance; provided that the Company is subrogated to all rights or recovery under such policy. The Insured shall execute all papers reasonably required and take all reasonable actions that may be necessary to secure the rights of the Company,

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


                                                       Authorized Representative


                                                       December 8, 1994
                                                             Date

                          EXECUTIVE PROTECTION POLICY

                                                                     ENDORSEMENT

Coverage Section:  EXECUTIVE LIABILITY  Company:  FEDERAL INSURANCE COMPANY

Effective date of                       Endorsement No.  6
this endorsement:  DECEMBER 01, 1994

                                        To be attached to and form part of
                                        Policy No.   8137-71-31-A

Issued to:  BOLT BERANEK & NEWMAN INC.


1. It is agreed that subsection 5, Exclusions: Exclusions Applicable to Insuring Clauses 1 and 2, is amended by deleting paragraph (b) in its entirety and replacing it with the following:

            (b) based upon, arising from, or in consequence of any demand, suit or other proceeding pending, or order, decree or judgment entered against any Insured on or prior to the Pending or Prior Date set forth in Item 8 of the Declarations for this coverage section, or the same or substantially the same facts underlying or alleged therein;

2. It is further agreed that subsection 8, Limits of Liability, Deductible and Coinsurance, is amended by deleting the fourth paragraph in its entirety and replacing it with the following:

          If a single Loss is covered in part under Insuring Clause 1 and in part under Insuring Clause 2, the maximum Deductible Amount applicable to the Loss shall be the Insuring Clause 2 deductible set forth in Item 4 of the Declarations for this coverage section.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


                                                       Authorized Representative


                                                       December 8, 1994
                                                            Date

                          EXECUTIVE PROTECTION POLICY

                                                                     ENDORSEMENT

Coverage Section: EXECUTIVE LIABILITY   Company:  FEDERAL INSURANCE COMPANY

Effective date of                       Endorsement No.  7
this endorsement: DECEMBER 01, 1994

                                        To be attached to and form part of
                                        Policy No.   8137-71-31-A

Issued to:  BOLT BERANEK & NEWMAN INC.


        PREDETERMINED ALLOCATION FOR SECURITIES CLAIMS

In consideration of the premium paid, it is agreed as follows:

1. With respect to any Securities Loss for which Insuring Clause 2 applies, subsection 12, Allocation, is deleted in its entirety and replaced by the following:

     12. If both Securities Loss covered and not covered by this coverage section are incurred, either because a Securities Claim against Insured Persons includes both covered and uncovered matters or because a Securities Claim is made against both an Insured Person and the Insured Organization, the Insureds and the Company shall allocate such amount to Loss as follows:

          a) 100% allocation of Securities Defense Costs, which shall be advanced on a current basis by the Company; and
          b) 75% allocation of Securities Loss other than Securities Defense Costs.

          These agreed allocations shall be final and binding on the Insureds and the Company.

2.   The following is added to subsection 18, Definitions:

          Securities Claim means (i) a written demand for monetary damages,
          (ii) a civil proceeding commenced by the service of a complaint or similar pleading, (iii) a criminal proceeding commenced by a return of an indictment, or (iv) a formal administrative or regulatory proceeding commenced by the filing of a notice of charges, formal investigative order or similar document, which, in whole or in part, is based upon, arises from or is in consequence of the purchase or sale of, or offer to purchase or sell, any securities issued by the Insured Organization.

          Securities Loss means the total amount which any Insured Person, solely or jointly with the Insured Organization, becomes legally obligated to pay on account of a Securities Claim, including, but not limited to, damages, judgments, settlements, costs and Securities Defense Costs. Securities Loss does not include (i) any amount not indemnified by the Insured Organization for which an Insured is absolved from payment by reason of any convenant, agreement or court order, (ii) any amount incurred by an Insured Organization (including its board of directors or any committee of the board of directors) in connection with the investigation or evaluation of any Securities Claim or potential Securities Claim by or on behalf of the Insured Organization, (iii) fines or penalties imposed by law or the multiple portion of any multiplied damage award, or (iv) matters uninsurable under the law pursuant to which this coverage section is construed.

          Securities Defense Costs means that part of Securities Loss consisting of reasonable costs, charges, fees (including but not limited to attorneys' fees and experts' fees) and expenses (other than regular or overtime wages, salaries or fees of the directors, officers or employees of the Insured Organization) incurred in defending or investigating Securities Claims and the premium for appeal, attachment or similar bonds.


ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


                                                       Authorized Representative



                                                                Date

CHUBB GROUP OF INSURANCE COMPANIES


                                   DECLARATIONS
                                   DIRECTORS AND OFFICERS LIABILITY AND
                                   REIMBURSEMENT EXCESS POLICY






Item  1.  Parent Organization:          Policy Number  81377132-A
          BOLT BERANEK & NEWMAN INC.
          AND ITS SUBSIDIARIES

Item  2.  Principal Address:         FEDERAL INSURANCE COMPANY
          150 CAMBRIDGE PARK DRIVE   Incorporated under the laws of New Jersey a
          CAMBRIDGE, MA  02140       stock insurance company, herein called the
                                     Company

Item  3.  Limit of Liability:
          Each Policy Year           $2,000,000

Item  4.  Underlying Policy(ies):
          (A) Primary Policy:        Federal Insurance Company
                                     Policy #8137-71-31
                                     December 1, 1994 to December 1, 1995
          (B) Other Policy(ies):     St. Paul Mercury Insurance Company
                                     Policy  #900DX0049
                                     December 1, 1994 to December 1, 1995

Item  5.  Policy Period:             From  December 01, 1994
                                     To    December 01, 1995

Item  6.  Endorsement(s) Effective at Inception:  Nos. 1 and 2

Item  7.  Termination of Prior Policies:  8137-71-32



IN WITNESS WHEREOF, the Company issuing this policy has caused this policy to be signed by its authorized officers, but it shall not be valid unless also signed by a duly authorized representative of the Company.

                          FEDERAL INSURANCE COMPANY

                                        bas-12/08/94.02

        DIRECTORS AND OFFICERS LIABILITY AND REIMBURSEMENT EXCESS POLICY

     In consideration of payment of required premium and subject to the Declarations made a part hereof and the limitations, conditions, provisions and other terms of this policy, the Company agrees with the Insureds as follows:

                                INSURING CLAUSE

     The Company shall provide the Insureds with insurance during the Policy Period excess of the Underlying Insurance. Coverage hereunder shall attach only after all such Underlying Insurance has been exhausted and shall then apply in conformance with the terms, conditions and endorsements of the Primary Policy except as specifically set forth in the terms, and conditions and endorsements of this policy.

                      MAINTENANCE OF UNDERLYING INSURANCE

     All of the Underlying Policy(ies) scheduled in Item 4 of the Declarations shall be maintained during the Policy Period in full effect and affording coverage at least as broad as the Primary Policy, except for any reduction of the aggregate limit(s) of liability available under the Underlying Insurance solely be reason of payment of losses thereunder. Failure to comply with the foregoing shall not invalidate this policy but the Company shall not be liable to a greater extent than if this condition had been compiled with.

     In the event of any actual or alleged (a) failure by the Insureds to give notice or to exercise any extensions under any Underlying Insurance or (b) misrepresentation or breach of warranties by any of the Insureds with respect to any Underlying Insurance, the Company shall not be liable hereunder to a greater extent than it would have been in the absence of such actual or alleged failure, misrepresentation or breach.

                        DEPLETION OF UNDERLYING LIMIT(S)

     In the event of the depletion of the limit(s) of liability of the Underlying Insurance solely as the result of payment of losses thereunder, this policy shall, subject to the Company's limit of liability and to the other terms of the policy, continue to apply for subsequent losses as excess insurance over the amount of insurance remaining under such Underlying Insurance. In the event of the exhaustion of all of the limit(s) of liability of such Underlying Insurance solely as a result of payment of losses thereunder, the remaining limits available under this policy shall, subject to the Company's limit of liability and to the other terms of this policy, continue for subsequent losses as primary insurance and any retention specified in the Primary Policy shall be imposed under this policy; otherwise no retention shall be imposed under this policy.

                               LIMIT OF LIABILITY

     The amount set forth in Item 3 of the Declarations is the limit of liability of the Company and shall be the maximum of the Company in each Policy Year.

                              CLAIM PARTICIPATION

     The Company may, at its sole discretion, elect to participate in the investigation, settlement or defense of any claim against any of the Insureds for matters covered by this policy even if the Underlying Insurance has not been exhausted.

                            SUBROGATION - RECOVERIES

     In the event of any payment under this policy, the Company shall be subrogated to all the Insureds' rights of recovery against any person or organization, as stated in the Primary Policy , and the Insureds shall execute and deliver instruments and papers and do whatever else is necessary to secure such rights.

     Any amounts recovered after payment of loss hereunder shall be appointed in the inverse order of payment to the extent of actual payment. The expenses of all such recovery proceedings shall be apportioned in the ratio of respective recoveries.

                                     NOTICE

     The Company shall be given notice in writing as soon as is practicable (a) in the event of the cancellation of any Underlying Insurance and (b) of any notice given or additional or return premiums charged or paid in connection with any Underlying Insurance.

     Notice of any claim shall be given in writing to the Company at 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078.

                          COMPANY AUTHORIZATION CLAUSE

     By acceptance of this policy, the Parent Corporation named in Item 1 of the Declarations agrees to act on behalf of all the Insureds with respect to the giving and receiving of notice of claim or cancellations, the payment of premiums and the receiving of any return premiums that may become due under this policy; and the Insureds agree that the Parent Corporation shall act on their behalf.

                                   ALTERATION

     No change in or modification of this policy shall be effective except when made by written endorsement signed by an authorized employee of Chubb & Son, Inc.

                               POLICY TERMINATION

     This policy may be cancelled by the Parent Corporation at any time by written notice or by surrender of this policy to the Company. This policy may also be cancelled by or on behalf of the Company by delivery to the Parent Corporation or by mailing to the Parent Corporation, by registered, certified or other first class mail, at the address shown in Item 2 of the Declarations, written notice stating when, not less than thirty days thereafter, the cancellation shall become effective. The mailing of such notice as aforesaid shall be sufficient proof of notice and this policy shall terminate at the date and hour specified in such notice.

     If the period of limitation relating to the giving of notice is prohibited or made void by any law controlling the construction thereof, such period shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law.

     The Company shall refund the unearned premium computed at customary short rates if the policy is terminated in its entirety by the Parent Corporation. Under any other circumstances the refund shall be computed pro rata.

                         TERMINATION OF PRIMARY POLICY

     This policy shall terminate immediately upon the termination of the Primary Policy, whether by the Insureds or the primary insurer. Notice of cancellation or non-renewal of the Primary Policy duly given by the primary insurer shall serve as notice of the cancellation or non-renewal of this policy by the Company.

                        TERMINATION OF PRIOR POLICY(IES)

     The taking effect of this policy shall terminate, if not already terminated, the policy(ies) specified in Item 7 of the Declarations.

                               POLICY DEFINITIONS

Insureds means those persons or organizations Insured under the Primary Policy.

Primary Policy means the policy scheduled in Item 4 (A) of the Declarations or any policy of the same insurer replacing or renewing such policy.

Policy Year means the one year period between the anniversaries of the Primary Policy, provided that: (1) the first Policy Year of this policy shall be the period between the inception of this policy and the next subsequent anniversary of the Primary Policy, and (2) the last Policy Year of this policy shall be the period between the termination of this policy and the anniversary of the Primary Policy immediately preceding such termination. If any discovery period extension is exercised such extension shall be treated as set forth in the Primary Policy.

Underlying Insurance means all those policies scheduled in Item 4 of the Declarations and any policies replacing them.

CHUBB GROUP OF INSURANCE COMPANIES

                                                                     ENDORSEMENT

                                        Company:   Federal Insurance Company
Effective date of
this endorsement:   December 1, 1994    Endorsement No.   1

                                        To be attached to and form part of
                                        Policy No.  81377132-A

Issued to:  Bolt Beranek and Newman Inc.


It is hereby understood and agreed that the following is deleted in its entirety:

                               Policy Termination

          This policy may be cancelled by the Parent Corporation at any time by written notice or by surrender of this policy to the Company. This policy may also be cancelled by or on behalf of the Company by delivery to the Parent Corporation or by mailing to the Parent Corporation, by registered, certified or other first class mail, at the address shown in Item 2 of the Declarations, written notice stating when, not less than thirty days thereafter, the cancellation shall become effective. The mailing if such notice as aforesaid shall be sufficient proof of notice and this policy shall terminate at the date and hour specified in such notice.

          If the period of limitation relating to the giving of notice is prohibited or made void by any law controlling the construction thereof, such period shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law. The Company shall refund the unearned premium computed at customary short rates if the policy is terminated in its entirety by the Parent Corporation. Under any other circumstances the refund shall be computed pro rata.



     bas-12/08/94.03

CHUBB GROUP OF INSURANCE COMPANIES

                                                                     ENDORSEMENT

                                        Company:   Federal Insurance Company
Effective date of
this endorsement:   December 1, 1994    Endorsement No.   1 - Continued

                                        To be attached to and form part of
                                        Policy No.  81377132-A

Issued to:  Bolt Beranek and Newman Inc.


and substituted in lieu thereof:

                               Policy Termination

          This policy may be cancelled by the Parent Corporation at any time by written notice or by surrender of this policy to the Company. This policy may also be cancelled by or on behalf of the Company by delivery to the Parent Corporation or by mailing to the Parent Corporation, by registered, certified or other first class mail, at the address shown in Item 2 of the Declarations, written notice stating when, not less than thirty days thereafter, the cancellation shall become effective. The mailing if such notice as aforesaid shall be sufficient proof of notice and this policy shall terminate at the date and hour specified in such notice.

          If the period of limitation relating to the giving of notice is prohibited or made void by any law controlling the construction thereof, such period shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law. The Company shall refund the unearned premium computed at customary short rates if the policy is terminated in its entirety by the Parent Corporation. Under any other circumstances the refund shall be computed pro rata.



     ALL OTHER TERMS AN CONDITIONS REMAIN UNCHANGED


                                   AUTHORIZED REPRESENTATIVE

                                        bas-12/08/94.04

                                             DATE

CHUBB GROUP OF INSURANCE COMPANIES

                                                                     ENDORSEMENT

                                        Company:   Federal Insurance Company
Effective date of
this endorsement:   December 1, 1994    Endorsement No.   2

                                        To be attached to and form part of
                                        Policy No.  81377132-A

Issued to:  Bolt Beranek and Newman Inc.


It is agreed that:

In addition to the exclusions included and made a part of the "Primary Policy", the following exclusion shall apply to this policy:

(-)       1.    Arising from any litigation, claims, demands, causes of action, legal or quasi-legal proceedings, decrees or judgements against any "Insured(s)", occurring prior to, or pending as of December 1, 1990, of which any "Insured(s)" had received notice or otherwise had knowledge as of such date;

          2. Arising from any subsequent litigation, claims, demands, causes of action, legal or quasi-legal proceedings, decrees or judgments against any "Insured(s)" arising from, or based on substantially the same matters as alleged in the pleadings of such prior or pending litigation claims, demands, causes of action, legal or quasi-legal proceedings, decrees or judgments against any "Insured(s)"; or

          3. Arising from any act of any "Insured(s)" which gave rise to such prior or pending litigation, claims, demands, causes of action, legal or quasi-legal proceedings, decrees or judgments against any "Insured(s)."





ALL OTHER TERMS AN CONDITIONS REMAIN UNCHANGED


                                   AUTHORIZED REPRESENTATIVE

                                        bas-12/08/94.05

                                            DATE

                          EXECUTIVE PROTECTION POLICY


                                        DECLARATIONS

                                        EXECUTIVE PROTECTION POLICY

                                        Policy Number  8137-71-31-A

                                        Federal Insurance Company, a stock
                                        insurance company, incorporated under
                                        the laws of Indiana, herein called the
                                        Company

Item  1.  Parent Organization:
          BOLT BERANEK & NEWMAN INC.

          150 CAMBRIDGE PARK DRIVE
          CAMBRIDGE, MASSACHUSETTS
          02140

Item  2.  Policy Period:             From  12:01 A.M. on  December 01, 1994
                                     To    12:01 A.M.     December 01, 1995
                                     Local time at the address shown in Item  1.

Item  3.  Coverage Summary
          Description
          GENERAL TERMS AND CONDITIONS
          EXECUTIVE LIABILITY AND INDEMNIFICATION
          OUTSIDE DIRECTORSHIP LIABILITY

Item  4.  Termination of
          Prior Policies:  8137-71-31


THE EXECUTIVE LIABILITY AND INDEMNIFICATION, FIDUCIARY LIABILITY, OUTSIDE DIRECTORSHIP LIABILITY AND EMPLOYMENT PRACTICES LIABILITY COVERAGE SECTIONS (WHICHEVER ARE APPLICABLE) ARE ALL WRITTEN ON A CLAIMS MADE BASIS. EXCEPT AS OTHERWISE PROVIDED, THESE COVERAGE SECTIONS COVER ONLY CLAIMS FIRST MADE AGAINST THE INSURED DURING THE POLICY PERIOD. PLEASE READ CAREFULLY.


In witness whereof, the Company issuing this policy has caused this policy to be signed by its authorized officers, but it shall not be valid unless also signed by a duly authorized representative of the Company.

                           FEDERAL INSURANCE COMPANY

                          EXECUTIVE PROTECTION POLICY


Effective date of
this endorsement:  DECEMBER 01, 1994

                                             Company:  FEDERAL INSURANCE COMPANY

To be attached to and from part of
Policy No.  8137-71-31-A


Issued to:  BOLT BERANEK & NEWMAN INC.



The following is a schedule of endorsements issued with the policy at inception:


GENERAL TERMS AND CONDITIONS

     ENDORSEMENT NUMBER                      FORM NUMBER
            1                                14-02-0961

EXECUTIVE LIABILITY AND INDEMNIFICATION

     ENDORSEMENT NUMBER                      FORM NUMBER
            1                                14-02-0961
            2                                14-02-0961
            3                                14-02-0961
            4                                14-02-0961
            5                                14-02-0961
            6                                14-02-0961

OUTSIDE DIRECTORSHIP LIABILITY

     ENDORSEMENT NUMBER                      FORM NUMBER
            1                                14-02-0961
            2                                14-02-0961

                       CHUBB GROUP OF INSURANCE COMPANIES

                                                                    PREMIUM BILL


Insured:    BOLT BERANEK & NEWMAN            Date:  DECEMBER 6, 1994

Producer:   JOHNSON & HIGGINS OF MASS INC

Company:    FEDERAL INSURANCE COMPANY

THIS BILLING IS TO BE ATTACHED TO AND FORM A PART OF THE POLICY REFERENCED
BELOW.

NOTE: PLEASE RETURN THIS BILL WITH REMITTANCE AND NOTE HEREON ANY CHANGES. BILL WILL BE RECEIPTED AND RETURNED TO YOU PROMPTLY UPON REQUEST.

PLEASE REMIT TO PRODUCER INDICATED ABOVE. PLEASE REFER TO EXECUTIVE PROTECTION DEPT

               POLICY OR
EFFECTIVE     CERTIFICATE            COVERAGE                   PREMIUM
  DATE          NUMBER
12/01/94      8137-71-31-A    Executive Liability and           $ 200,000.
      to                      Indemnification Coverage
12/01/95


                                                         TOTAL  $ 200,000.


          WHEN REMITTING PLEASE INDICATE POLICY OR CERTIFICATE NUMBER

                       CHUBB GROUP OF INSURANCE COMPANIES

                                                                    PREMIUM BILL


Insured:    BOLT BERANEK & NEWMAN            Date:  DECEMBER 6, 1994

Producer:   JOHNSON & HIGGINS OF MASS INC

Company:    FEDERAL INSURANCE COMPANY

THIS BILLING IS TO BE ATTACHED TO AND FORM A PART OF THE POLICY REFERENCED
BELOW.

NOTE: PLEASE RETURN THIS BILL WITH REMITTANCE AND NOTE HEREON ANY CHANGES. BILL WILL BE RECEIPTED AND RETURNED TO YOU PROMPTLY UPON REQUEST.

PLEASE REMIT TO PRODUCER INDICATED ABOVE. PLEASE REFER TO EXECUTIVE PROTECTION DEPT

                POLICY OR
EFFECTIVE      CERTIFICATE        COVERAGE                    PREMIUM
  DATE           NUMBER
12/01/94       8137-71-31-A   Additional Premium For            $ 48,350.
      to                      Predetermined Allocation
12/01/95


                                                         TOTAL  $ 48,350.


          WHEN REMITTING PLEASE INDICATE POLICY OR CERTIFICATE NUMBER

                          EXECUTIVE PROTECTION POLICY


                                        DECLARATIONS

                                        EXECUTIVE PROTECTION POLICY

                                        Policy Number  8134-46-02-B

                                        Federal Insurance Company, a stock
                                        insurance company, incorporated under
                                        the laws of Indiana, herein called the
                                        Company

Item  1.  Parent Organization:
          BOLT BERANEK & NEWMAN INC.

          150 CAMBRIDGE PARK DRIVE
          CAMBRIDGE, MASSACHUSETTS
          02140

Item  2.  Policy Period:             From  12:01 A.M. on  December 01, 1994
                                     To    12:01 A.M.     December 01, 1995
                                     Local time at the address shown in Item  1.

Item  3.  Coverage Summary
          Description
          GENERAL TERMS AND CONDITIONS
          FIDUCIARY LIABILITY
          CRIME INSURANCE

Item  4.  Termination of
          Prior Policies:  8134-46-02-A


THE EXECUTIVE LIABILITY AND INDEMNIFICATION, FIDUCIARY LIABILITY, OUTSIDE DIRECTORSHIP LIABILITY AND EMPLOYMENT PRACTICES LIABILITY COVERAGE SECTIONS (WHICHEVER ARE APPLICABLE) ARE ALL WRITTEN ON A CLAIMS MADE BASIS. EXCEPT AS OTHERWISE PROVIDED, THESE COVERAGE SECTIONS COVER ONLY CLAIMS FIRST MADE AGAINST THE INSURED DURING THE POLICY PERIOD. PLEASE READ CAREFULLY.


In witness whereof, the Company issuing this policy has caused this policy to be signed by its authorized officers, but it shall not be valid unless also signed by a duly authorized representative of the Company.

                           FEDERAL INSURANCE COMPANY



------------------------------------       ------------------------------------
             Secretary                                  President


         December 13, 1994
------------------------------------       ------------------------------------
               Date                              Authorized Representative

                          EXECUTIVE PROTECTION POLICY


Effective date of
this endorsement:  DECEMBER 01, 1994

                                             Company:  FEDERAL INSURANCE COMPANY

To be attached to and from part of
Policy No.  8134-46-02-B


Issued to:  BOLT BERANEK & NEWMAN INC.



The following is a schedule of endorsements issued with the policy at inception:


FIDUCIARY LIABILITY

     ENDORSEMENT NUMBER                      FORM NUMBER
            1                                14-02-0961
            2                                14-02-0961
            3                                14-02-1423

CRIME INSURANCE

     ENDORSEMENT NUMBER                      FORM NUMBER
            1                                14-02-0961
            2                                14-02-0961
            3                                14-02-0961
            4                                14-02-0961
            5                                14-02-1498
            6                                14-02-0976
            7                                14-02-0983
            8                                14-02-0998

                       CHUBB GROUP OF INSURANCE COMPANIES

                                                                    PREMIUM BILL


Insured:    BOLT BERANEK & NEWMAN            Date:  DECEMBER 7, 1994

Producer:   JOHNSON & HIGGINS OF MASS INC
            THREE CENTER PLAZA
            BOSTON, MA  02108

Company:    FEDERAL INSURANCE COMPANY

THIS BILLING IS TO BE ATTACHED TO AND FORM A PART OF THE POLICY REFERENCED
BELOW.

Policy Number:  8134-46-02-B

Policy Period:  December 01, 1994               to    December 01, 1995

NOTE: PLEASE RETURN THIS BILL WITH REMITTANCE AND NOTE HEREON ANY CHANGES. BILL WILL BE RECEIPTED AND RETURNED TO YOU PROMPTLY UPON REQUEST.

PLEASE REMIT TO PRODUCER INDICATED ABOVE.


COVERAGE                                     PREMIUM
Fiduciary Liability Coverage                 $ 27,338.
Crime Insurance Coverage                     $ 29,980.


                                   TOTAL     $ 57,318.




          WHEN REMITTING PLEASE INDICATE POLICY OR CERTIFICATE NUMBER

CHUBB

                          EXECUTIVE PROTECTION POLICY


GENERAL TERMS
AND CONDITIONS

Territory                1.  Coverage shall extend anywhere in the world.

Terms and Conditions     2.  Except for the General Terms and Conditions or
                             unless stated to the contrary in any coverage section, the terms and conditions of each coverage section of this policy apply only to that section and shall not be construed to apply to any other coverage section of this policy.

Limits of Liability and  3.  Unless stated to the contrary in any coverage
Deductible Amounts           section, the limits of liability and deductible
                             amounts shown for each coverage section of this policy are separate limits of liability and separate deductible amounts pertaining to the coverage section for which they are shown; the application of a deductible amount to a loss under one coverage section of this policy shall not reduce the deductible amount under any other coverage section of this policy.

Notice                   4.  Notice to the Company under this policy shall be
                             given in writing addressed to:

                             Notice of Claim:

                                             National Claims Department
                                             Chubb Group of Insurance Companies
                                             15 Mountain View Road
                                             Warren, New Jersey 07059

                             All Other Notices:

                                             Executive Protection Department
                                             Chubb Group of Insurance Companies
                                             15 Mountain View Road
                                             Warren, New Jersey 07059

                             Such notice shall be effective on the date of receipt by the Company at such address.

Investigation            5.  The Company may make any investigation
and Settlement               it deems necessary and may, with the written
                             consent of the Insured, make any settlement of a claim it deems expedient. If the Insured withholds consent to such settlement, the Company's liability for all loss on account of such claim shall not exceed the amount for which the Company could have settled such claim plus costs, charges and expenses accrued as of the date such settlement was proposed in writing by the Company to the Insured.


Valuation and            6.  All premiums, limits, retentions, loss and other
Foreign Currency             amounts under this policy are expressed and
                             payable in the currency of the United States of America. Except as otherwise provided in any coverage section, if judgment is rendered, settlement is denominated or another element of loss under this policy is stated in a currency other than United States of America dollars, payment under this policy shall be made in United
                             States dollars at the rate of exchange published in the WALL STREET JOURNAL on the date the final judgment is reached, the amount of the settlement is agreed upon or the other element of loss is due, respectively.

Subrogation              7.  In the event of any payment under this policy, the
                             Company shall be subrogated to the extent of such payment to all the Insured' rights of recovery, and the Insured shall execute all papers required and shall do everything necessary to secure and preserve such rights, including the execution of such documents necessary to enable the Company effectively to bring suit in the name of the Insured.

Action Against           8.  No action shall lie against the Company unless,
the Company                  as a condition precedent thereto, there shall have
                             been full compliance with all the terms of this policy. No person or organization shall have any right under this policy to join the Company as a party to any action against the Insured to determine the Insured's liability nor shall the Company be impleaded by the Insured or his legal representatives. Bankruptcy or insolvency of an Insured or of the estate of an Insured shall not relieve the Company of its obligations nor deprive the Company of its rights under this policy.

Authorization Clause     9.  By acceptance of this policy, the Parent
                             Organization agrees to act on behalf of all Insureds with respect to the giving and receiving of notice of claim or termination, the payment of premiums and the receiving of any return premiums that may become due under this policy, the negotiation, agreement to and acceptance of endorsements, and the giving or receiving of any notice provided for in this policy (except the giving of notice to apply for the Extended
                             Reporting Period), and the Insureds agree that the Parent Organization shall act on their behalf.

Alteration               10. No change in, modification of , or assignment of
and Assignment               interest under this policy shall be effective
                             except when made by a written endorsement to this policy which is signed by an authorized employee of Chubb & Son Inc.

Termination of           11. This policy or any coverage section shall
Policy or                    terminate at the earliest of the following times:
Coverage Section
                             (A)  sixty days after the receipt by the Parent
                                  Organization of a written notice of
                                  termination from the Company,

                             (B) upon the receipt by the Company of written notice of termination from the Parent Organization,

                             (C) upon expiration of the Policy Period as set forth in Item 2 of the Declarations of this policy, or

                             (D) at such other time as may be agreed upon by the Company and the Parent Organization.

                             The Company shall refund the unearned premium computed at customary short rates if the policy or any coverage section is terminated by the Parent Organization. Under any other circumstances the refund shall be computed pro rata.

Termination of           12. Any bonds or policies issued by the Company or its
Prior Bonds                  affiliates and specified in Item 4 of the
of Policies                  Declarations of this policy shall terminate, if
                             not already terminated, as of the inception date of this policy. Such prior bonds or policies shall not cover any loss under the Crime or Kidnap/Ransom & Extortion coverage sections not discovered and notified to the Company prior to the inception date of this policy.

Definitions              13. When used in this policy:
                             Parent Organization means the organization designated in Item 1 of the Declarations of this policy.

                             Policy Period means the period of time specified in Item 2 of the Declarations of this policy, subject to prior termination in accordance with Subsection 11 above. If this period is less than or greater than one year, then the Limits of Liability specified in the Declarations for each coverage section shall be the Company's maximum limit of liability under such coverage section for the entire period.

                                  ENDORSEMENT


Coverage Section:  GENERAL TERMS        Company:  FEDERAL INSURANCE COMPANY

Effective date of                       Endorsement No.:  1
this endorsement:  DECEMBER 01, 1994

                                        To be attached to and form part of
                                        Policy No. 8137-71-31-A


Issued to:   BOLT BERANEK AND NEWMAN INC.

It is agreed that subsection 5, Investigation and Settlement, is deleted in its entirety and replaced with the following:

     5. The Company may make any investigation it deems necessary and may, with the written consent of the Insured, make any settlement of a claim it deems expedient. With respect to any coverage section other than the Executive Liability and Indemnification and Outside Directorship Liability coverage sections, if the Insured withholds consent to such settlement, the Company's liability for all loss on account of such claim shall not exceed the amount for which the Company could have settled such claim plus costs, charges and expense accrued as of the date such settlement was proposed in writing by the Company to the Insured.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

Authorized Representative

Date:

CHUBB

                          EXECUTIVE PROTECTION POLICY

                                               DECLARATIONS

                                               OUTSIDE DIRECTORSHIP LIABILITY
                                               COVERAGE SECTION

Item 1.        Parent Organization:
               BOLT BERANEK AND NEWMAN INC.

Item 2.        Limits of Liability:

               (A)  Each Loss                $3,000,000.
               (B)  Each Policy Period       $3,000,000.

               Note that the limits of liability and any deductible or retention are reduced or exhausted by Defense Costs.

Item 3.        Coinsurance Percent:  NONE

Item 4.        Deductible Amount:

                    Insuring Clause 2        $1,000,000

Item 5.        Insured Organization:
               BOLT BERANEK AND NEWMAN INC.
               AND ITS SUBSIDIARIES

Item 6.        Insured Persons:
               With regard to a Non-Profit Outside Entity, any person who has been, now is or shall become a duly elected director, a duly elected or appointed officer, or an employee of the Insured Organization. With regard to any Scheduled Outside Entity, any individual listed on a Scheduled Outside Entity Endorsement.

Item 7.        Extended Reporting Period:

               (A)  Additional Premium:      75% OF THE ANNUAL PREMIUM
               (B)  Additional Period:       ONE YEAR

Item 8.        Pending or Prior Date:  DECEMBER 1, 1990

Item 9.        Continuity Date:  DECEMBER 1, 1990

OUTSIDE DIRECTORSHIP     In consideration of payment of the premium and subject
LIABILITY COVERAGE       to the Declarations, General Terms and Conditions, and
                         the limitations,

SECTION conditions, provisions and other terms of this coverage section, the Company agrees as follows:

INSURING CLAUSES

Outside Directorship     1.  The Company shall pay on behalf of each of the
Liability Coverage           Insured Persons who serve in an Outside
Insuring Clause 1            Directorship all Loss for which the Insured Person
                             is not indemnified by the Insured Organization or the Outside Entity and which the Insured Person becomes legally obligated to pay on account of any Claim first made against him, individually or otherwise, during the Policy Period or, if exercised, during the Extended Reporting Period, for a Wrongful Act committed, attempted, or allegedly committed or attempted by such Insured
                             Person before or during the Policy Period.

Outside Directorship     2.  The Company shall pay on behalf of the Insured
Indemnification Coverage     Organization all Loss (i) for which the Insured
Insuring Clause 2            Organization grants indemnification, as permitted
                             or required by law, to each Insured Person who serves in an Outside Directorship, (ii) for which the Insured Person is not indemnified by the Outside Entity, and (iii) which the Insured Person has become legally obligated to pay on account of any Claim first made against him, individually or otherwise, during the Policy Period or, if exercised, during the Extended Reporting Period for a Wrongful Act committed, attempted, or allegedly committed or attempted by such Insured
                             Person before or during the Policy Period.

ESTATES AND LEGAL        3.  Subject otherwise to the General Terms and
REPRESENTATIVES              Conditions and the limitations, conditions,
                             provisions and other terms of this coverage section, coverage shall extend to Claims for the Wrongful Acts of Insured Persons made against the estates, heirs, legal representatives or assigns of Insured Persons who are deceased or against the legal representatives or assigns of Insured Persons who are incompetent, insolvent or bankrupt.

EXTENDED                 4.  If the Company terminates or refuses to renew this
REPORTING PERIOD              coverage section other than for nonpayment of
                             premium, the Parent Organization and the Insured
                             Persons shall have the right, upon payment of the
                             additional premium set forth in Item 7(A) of the
                             Declarations for this coverage section, to an
                             extension of the coverage granted by this coverage
                             section for the period set forth in Item 7(B) of
                             the Declarations for this coverage section
                             (Extended Reporting Period) following the
                             effective date of termination or non renewal, but
                             only for any Wrongful Act committed, attempted, or
                             allegedly committed
                             or attempted, prior to the effective date of
                             termination or nonrenewal.  This right of
                             extension shall lapse unless written notice of
                             such election, together with payment of    the
                             additional premium due, is received by the Company within 30 days following the effective date of termination or nonrenewal. Any Claim made during the Extended Reporting Period shall be deemed to have been made during the immediately preceding
                             Policy Period.

                             If the Parent Organization terminates or declines to accept renewal, the Company may, if requested, at its sole option, grant an Extended Reporting Period. The offer of renewal terms and conditions or premiums different from those in effect prior to renewal shall not constitute refusal to renew.

EXCLUSIONS

Exclusions               5.  The Company shall not be liable for Loss on
Applicable to                account of any Claim made against any Insured
Insuring Clauses 1 and 2     Person:

                             (a)  based upon, arising from, or in
                                  consequence of any circumstance if written notice of such circumstance has been given under any policy or coverage section of which this coverage section is a renewal or replacement and if such prior policy or coverage section affords coverage (or would afford such coverage except for the exhaustion of its limits of liability) for such Loss, in whole or in part, as a result of such notice.

                             (b)  based upon, arising from, or in
                                  consequence of any demand, suit or other proceeding pending, or order, decree or judgment entered against any Insured Person on or prior to:

                                  (i)  the Pending or Prior Dated set
                                       forth in Item 8 of the Declarations for
                                       this coverage section with respect to
                                       Outside Directorships in a Non-Profit
                                       Outside Entity;

                                  (ii) the Pending or Prior Date set forth
                                       in the Scheduled Outside Entity
                                       Endorsement hereto with respect to
                                       Outside Directorships in a Scheduled
                                       Outside Entity,

                                  or the same or any substantially similar fact, circumstance or situation underlying or alleged therein;

                             (c) brought or maintained by or on behalf of any Insured, the Outside Entity, or one or more of the Outside entity's directors, officers, trustees, governors or equivalent executives, except:

                                  (i)  a Claim that is a derivative action
                                       brought and maintained on behalf of an
                                       Insured Organization by one or more
                                       persons who are not Insured Persons and who bring and maintain the Claim without the solicitation, assistance or participation of any Insured; or

                                  (ii) a Claim that is a derivative action
                                       brought and maintained on behalf of the
                                       Outside Entity by one or more persons
                                       who are not directors, officers,
                                       trustees, governors or equivalent
                                       executives of the Outside Entity and who bring and maintain the Claim without the solicitation, assistance or participation or the Outside Entity or any director, officer, trustee, governor or equivalent executive thereof;

                             (d)  for an actual or alleged violation of
                                  the responsibilities, obligations or duties imposed by the Employee Retirement Income Security Act of 1974 and amendments thereto or similar provisions of any federal, state or local statutory law or common law upon fiduciaries of any pension, profit sharing, health and welfare or other employee benefit plan or trust established or maintained for the purpose or providing benefits to employees of any Outside Entity;

                             (e)  for bodily injury, mental or emotional
                                  distress, sickness, disease or death of any person or damage to or destruction of any tangible property including loss of use thereof;

                             (f)  based upon, arising from, or in
                                  consequence of (i) the actual, alleged or threatened discharge, release, escape or disposal of Pollutants into or on real or personal property, water or the atmosphere; or (ii) any direction or request that the Insured or Outside Entity test for, monitor, clean up, remove, contain, treat, detoxify or neutralize Pollutants, or any voluntary decision to do so; including but not limited to any Claim for financial loss to the Insured Organization, the Outside Entity, or any security holders or creditors thereof based upon, arising from, or in consequence of the matters described in (i) or (ii) of this Exclusion; or

                             (g)  for Wrongful Acts committed, attempted
                                  or allegedly committed or attempted after the date such Insured Person ceases to serve in the Outside Directorship.

Exclusions               6.  The Company shall not be liable under Insuring
Applicable to                Clause 1 for Loss on account of any Claim made
Insuring Clause 1 Only       against any Insured Person:

                             (a)  for an accounting of profits made from
                                  the purchase or sale by such Insured Person of securities of the Insured Organization or the Outside Entity within the meaning of
                                  Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law or common law;

                             (b)  based upon, arising from, or in
                                  consequence of any deliberately fraudulent act or omission or any willful violation of any statute or regulation by such Insured Person, if a judgment or other final adjudication adverse to the Insured Person establishes such a deliberately fraudulent act or omission or willful violation; or

                             (c)  based upon, arising from, or in
                                  consequence of such Insured Person having gained in fact any personal profit, remuneration or advantage to which such Insured Person was not legally entitled.

Severability             7.  With respect to the Exclusions in Subsections 5
of Exclusions                and 6 of this coverage section, no fact
                             pertaining to or knowledge possessed by any Insured Person shall be imputed to any other
                             Insured Person to determine if coverage is available.

LIMIT OF LIABILITY,      8.  For the purposes of this coverage section, all
DEDUCTIBLE AND               Loss arising out of the same Wrongful Act and all
COINSURANCE                  Interrelated Wrongful Acts of any Insured Person
                             shall be deemed one Loss, and such Loss shall be deemed to have originated in the earliest Policy
                             Period in which a Claim is first made against any Insured Person alleging any such Wrongful Acts or Interrelated Wrongful Acts.

                             The Company's maximum liability for each Loss, whether covered under Insuring Clause 1 or Insuring Clause 2 or both, shall be the Limit of Liability for Each Loss set forth in Item

                             2(A) of the Declarations for this coverage section. The Company's maximum aggregate liability for all Loss on account of all Claims first made during the same Policy Period, whether covered under Insuring Clause 1 or Insuring Clause 2 or both, shall be the Limit of Liability for each Policy Period set forth in Item 2(B) of the Declarations for this coverage section.

                             The Company's liability under Insuring Clause 2 shall apply only to that part of each Loss which is excess of the Deductible Amount set forth in
                             Item 4 of the Declarations for this coverage section and such Deductible Amount shall be borne by the Insureds uninsured and at their own risk.

                             If a single Loss is covered in part under Insuring Clause 1 and in part under Insuring Clause 2, the Deductible Amount applicable to such Loss shall be the Insuring Clause 2 deductible set forth in Item 4 of the Declarations for this coverage section.

                             With respect to all Loss (excess of the
                             applicable Deductible Amount) originating in any one Policy Period, the Insureds shall bear uninsured and at their own risk that percent of all such Loss specified as the Coinsurance Percent in Item 3 of the Declarations for this coverage section and the Company's liability hereunder shall apply only to the remaining percent of all such Loss.

                             For purposes of this Subsection 8 only, the Extended Reporting Period, if exercised, shall be part of and not in addition to the immediately preceding Policy Period.

                             If the Company or any of its subsidiaries or affiliated companies makes payment under another policy or another coverage section of this policy on account of any Claim also covered under this coverage section, the Limit of Liability for this coverage section with respect to such Claim shall be reduced by the amount of such payment.

Presumptive              9.  If the Insured Organization
Indemnification
                             (a)  fails or refuses, other than for reason of
                                  Financial Impairment, to indemnify the
                                  Insured Person for Loss; and

                             (b)  is permitted or required to indemnify
                                  the Insured Person for such Loss to the
                                  fullest extent permitted or required by law,

                             then, notwithstanding any other conditions, provisions or terms of this coverage section to the contrary, any payment by the Company of such Loss shall be subject to (i) the Insuring Clause 2 Deductible Amount set forth in Item 4 of the Declarations for this coverage section and (ii) all of the Exclusions set forth in Subsections 5 and 6 of this coverage section.

                             For purposes of this Subsection 9, the shareholder and board of director resolutions of the Insured Organization shall be deemed to provide indemnification for such Loss to the fullest extent permitted or required by law.

Reporting                10. The Insureds shall, as a condition precedent to
and Notice                   exercising their rights under this coverage
                             section, give to the Company written notice as soon as practicable of any Claim made against any of them for a Wrongful Act.

                             If during the Policy Period or Extended Reporting Period (if exercised) an Insured becomes aware of circumstances which could give rise to a Claim and gives written notice of such circumstance(s) to the Company, then any Claims subsequently arising from such circumstances shall be considered to have been reported during the Policy Period or the Extended Reporting Period in which the circumstances were first reported to the Company.

                             The Insureds shall, as a condition precedent to exercising their rights under this coverage section, give to the Company such information and cooperation as it may reasonably require, including but not limited to a description of the Claim or circumstances, the nature of the alleged potential damage, the names of actual or potential claimants, and the manner in which the Insured first became aware of the Claims or circumstances.

Defense and              11. Subject to this Subsection, it shall be the duty
and Settlement               of the Insured Persons and not the duty of the
                             Company to defend Claims made against the Insured
                             Persons.

                             The Insureds agree not to settle any Claim, incur any Defense Costs or otherwise assume any contractual obligation or admit any liability with respect to any Claim without the Company's consent, which shall not be unreasonably withheld. The Company shall not be liable for any settlement, Defense Costs, assumed obligation or admission to which it has not consented.

                             The Company shall have the right and shall be given the opportunity to effectively associate with the Insureds in the investigation, defense and settlement, including but not limited to the negotiation of a settlement, of any Claim that appears reasonably likely to be covered in whole or in part by this coverage section.

                             The Insureds agree to provide the Company with all information, assistance and cooperation which the Company reasonably requests and agree that in the event of a Claim the Insureds will do nothing that may prejudice the Company's position or its potential or actual rights of recovery.

                             Defense Costs shall be part of and not in addition to the Limits of Liability set forth in Item 2 of the Declarations for this coverage section, and the payment by the Company of Defense Costs reduces such Limits of Liability.

Allocation               12. If both Loss covered by this coverage section
                             and loss not covered by this coverage section are incurred, either because a Claim against the Insured Persons includes both covered and uncovered matters or because a claim is made against both an Insured Person and others, including the Insured Organization, and/or the Outside Entity, the Insureds and the Company shall use their best efforts to agree upon a fair and proper allocation of such amount between covered Loss and uncovered loss.

                             If the Insureds and the Company agree on an allocation of Defense costs, the Company shall advance on a current basis Defense Costs allocated to covered Loss. If the Insureds and the Company cannot agree on an allocation:

                             (a)  no presumption as to allocation shall
                                  exist in any arbitration, suit or other
                                  proceeding;

                             (b)  the Company shall advance on a current
                                  basis Defense Costs which the Company
                                  believes to be covered under this coverage section until a different allocation is negotiated, arbitrated or judicially determined; and

                             (c)  the Company, if requested by the
                                  Insureds, shall submit the dispute to binding arbitration. The rules of the American Arbitration Association shall apply except with respect to the selection of the arbitration panel, which shall consist of one arbitrator selected by the Insureds, one arbitrator selected by the Company, and a third independent arbitrator selected by the first two arbitrators.

                             Any negotiated, arbitrated or judicially determined allocation of Defense Costs on account of a Claim shall be applied retroactively to all Defense Costs on account of such Claim, notwithstanding any prior advancement to the contrary. Any allocation or advancement of Defense Costs on account of a Claim shall not apply to or create any presumption with respect to the allocation of other Loss on account of such Claim.

Other Insurance          13. If the Outside Entity maintains one or more
and Indemnity                insurance policies during the period a Claim
                             otherwise covered by this coverage section is first made against an Insured Person, then with respect to such Claim this coverage section shall be specifically excess of the amount of payment from such other insurance.

                             If any Loss arising from any Claim made against any Insured Persons is insured under any other valid policy(ies), prior or current, or is indemnified by the Outside Entity or any other organization other than the Insured Organization, then this coverage section shall cover such Loss, subject to its limitations, conditions, provisions and other terms, only to the extent that the amount of such Loss is in excess of the amount of payment from such indemnity or other insurance whether such other insurance is stated to be primary, contributory, excess, contingent or otherwise, unless such other insurance is written only as specific excess insurance over the limits provided in this coverage section.

                             The Insureds agree that they will use their best efforts to promptly enforce any rights of the Insured Persons to indemnification by the Outside Entity or any other organization.

CHANGES IN
EXPOSURE

Acquisition or           14. If the Insured Organization (i) acquires
Creation of                  securities or voting rights in another
                             organization or creates another organization,

Another Organization         which as a result of such acquisition or creation
                             becomes a Subsidiary, or (ii) acquires any organization by merger into or consolidation with an Insured Organization, such organization and its Insured Persons shall be Insureds under this coverage section but only with respect to Wrongful
                             Acts committed, attempted, or allegedly
                             committed or attempted, after such acquisition or creation unless the Company agrees, after presentation of a complete application and all appropriate information, to provide coverage by endorsement for Wrongful Acts committed or attempted, or allegedly committed or attempted, by such Insured Persons prior to such acquisition or creation.

                             If the fair value of all cash, securities, assumed indebtedness and other consideration paid by the Insured Organization for any such acquisition or creation exceeds 10% of the total assets of the Parent Organization as reflected in the Parent Organization's most recent audited consolidated
                             financial statements, the Parent   Organization
                             shall give written notice of such acquisition to the Company as soon as practicable together with such information as the Company may require and shall pay any reasonable additional premium required by the Company.

Acquisition of           15. If (i) the Parent Organization merges into or
Parent Organization          consolidates with another organization, or (ii)
by Another                   another organization or person or group of
Organization                 organizations and/or persons acting in concert
                             acquires securities or voting rights which result in ownership or voting control by the other organization(s) or person(s) of more than 50% of the outstanding securities representing the present right to vote for election of directors of the parent Organization, coverage under this coverage section shall continue until termination of this coverage section, but only with respect to Claims for Wrongful Acts committed, attempted, or allegedly committed or attempted by Insured
                             Persons prior to such merger, consolidation or acquisition. The Parent Organization shall give written notice of such merger, consolidation or acquisition as soon as practicable, together with such information as the Company may require.

Cessation of             16. In the event an organization ceases to be a
Subsidiaries                 Subsidiary before or after the Inception Date of
                             this coverage section, coverage with respect to such Subsidiary and its Insured Persons shall continue until termination of this coverage section, but only with respect to Claims for Wrongful Acts committed, attempted or allegedly committed or attempted prior to the date such organization ceased to be a Subsidiary.

SCOPE OF COVERAGE        17. The coverage under this coverage section
                             shall not be construed under any circumstance to extend to any Outside Entity or to any director, officer, trustee, governor or other executive or employee of any Outside Entity, other than the Insured Person in his Outside Directorship.

REPRESENTATIONS          18. In granting coverage to any one of the Insureds,
AND SEVERABILITY             the Company has relied upon the declarations and
                             statements in the written application for this coverage section and upon any declarations and statements in the original written application submitted to another insurer in respect of the prior coverage incepting as of the Continuity Date set forth in Item 9 of the Declarations for this coverage section. All such declarations and statements are the basis of such coverage and shall be considered as incorporated in and constituting part of this coverage section.

                             Such written application(s) for coverage shall be construed as a separate application for coverage by each of the Insured Persons. With respect to the declarations and statements contained in such written application(s) for coverage, no statement in the application or knowledge possessed by any Insured Person shall be imputed to any other Insured Person for the purpose of determining if coverage is available.

DEFINITIONS              19. When used in this coverage section:

                             Claim means:

                             (i)   a written demand for monetary damages,

                             (ii) a civil proceeding commenced by the service of a complaint or similar pleading,

                             (iii) a criminal proceeding commenced by a
                                   return of an indictment, or

                             (iv)  a formal administrative or regulatory
                                   proceeding commenced by the filing of a
                                   notice of charges, formal investigative order or similar document,

                             against any Insured Person for a Wrongful Act, including any appeal therefrom.

                             Defense Costs means that part of Loss consisting of reasonable costs, charges, fees (including but not limited to attorney's fees and experts' fees) and expenses (other than regular or overtime wages, salaries or fees of the directors, officers or employees of the Insured Organization) incurred in defending or investigating Claims, and the premium for appeal, attachment or similar bonds.

                             Financial Impairment means the status of the Insured Organization resulting from (i) the appointment by any state or federal official, agency or court of any receiver, conservator, liquidator, trustee, rehabilitator or similar official to take control of, supervise, manage or liquidate the Insured Organization, or (ii) the Insured Organization becoming a debtor in possession.

                             Insureds, either in the singular or plural, means the Insured Organization and any Insured Persons.

                             Insured Organization means, collectively, those organizations designated in Item 5 of the Declarations for this coverage section.

                             Insured Persons, either in the singular or plural, means any one or more of those persons designated in Item 6 of the Declarations for this coverage section.

                             Interrelated Wrongful Acts means all causally connected Wrongful Acts.

                             Loss means the total amount which any Insured Person becomes legally obligated to pay on account of each Claim and for all Claims in each Policy Period and the Extended Reporting Period, if exercised, made against them for Wrongful Acts for which coverage applies, including, but not limited to, damages, judgments, settlements, costs and Defense Costs.

                             Loss does not include (i) any amount not indemnified by the Insured Organization for which the Insured Person is absolved from payment by reason of any covenant, agreement or court order,
                             (ii) fines or penalties imposed by law or the multiple portion of any multiplied damage award, or (iii) matters uninsurable under the law pursuant to which this coverage section is construed.

                             Non-Profit Outside Entity means any non-profit corporation, community chest, fund or foundation that is not included in the definition of Insured Organization and that is exempt from federal income tax as an organization described in Section 501(c)(3) of the Internal Revenue
                             Code of 1986, as amended.

                             Outside Directorship means the position of director, officer, trustee, governor or equivalent executive position held by any Insured Person in an Outside Entity if service in such position was with the knowledge and consent or at the request of the Insured Organization.

                             Outside Entity means a Non-Profit Outside Entity or a Scheduled Outside Entity.

                             Pollutants means any substance located anywhere in the world exhibiting any hazardous characteristics as defined by, or identified on a list of hazardous substances issued by, the United States Environmental Protection Agency or a state, county, municipality or locality counterpart thereof. Such substances shall include, without limitation, solids, liquids, gaseous or thermal irritants, contaminants or smoke, vapor, soot, fumes, acids, alkalis, chemicals or waste materials. Pollutants shall also mean any other air emission, odor, waste water, oil or oil products, infectious or medical waste, asbestos or asbestos products and any noise.

                             Scheduled Outside Entity means any organization listed in a Scheduled Outside Entity Endorsement to this policy.

                             Subsidiary, either in the singular or plural, means any organization in which more than 50% of the outstanding securities or voting rights representing the present right to vote for election of directors is owned or controlled, directly or indirectly, in any combination, by one or more Insured Organizations.

                             Wrongful Act means any error, misstatement, misleading statement, act, omission, neglect, or breach of duty committed, attempted, or allegedly committed or attempted, by an Insured Person, individually or otherwise, in an Outside Directorship, or any matter claimed against him solely by reason of his serving in an Outside Directorship.

                          EXECUTIVE PROTECTION POLICY

                                                                     ENDORSEMENT

Coverage Section: OUTSIDE DIRECTORSHIP        Company: FEDERAL INSURANCE COMPANY

Effective date of                             Endorsement No.  1
this endorsement: DECEMBER 01, 1994

                                              To be attached to and form part of
                                              Policy No.  8137-71-31-A

Issued to:        BOLT BERANEK & NEWMAN INC.


--------------------------------------------------------------------------------

It is agreed that Item 4 of the Declarations for this coverage section is amended as set forth below:

               OUTSIDE ENTITY                 Insuring Clause 2
                                                 Deductible
Non-Profit Outside Entities ...............       $25,000.

If two or more deductibles of different amounts apply to a single Loss, the highest of such deductible amounts shall apply to such Loss.


ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


                                                       Authorized Representative



                                                                Date

                          EXECUTIVE PROTECTION POLICY

                                                                     ENDORSEMENT

Coverage Section: OUTSIDE DIRECTORSHIP       Company: FEDERAL INSURANCE COMPANY

Effective date of                            Endorsement No.  2
this endorsement: DECEMBER 01, 1994

                                             To be attached to and form part of
                                             Policy No.  8137-71-31-A

Issued to:        BOLT BERANEK & NEWMAN INC.


--------------------------------------------------------------------------------

It is agreed that the following Insured Persons serving in the position of director, officer, trustee, governor or equivalent executive position in the following respective organizations shall be serving a Scheduled Outside
Entity:

Insured            Outside             Pending or         Continuity
Person             Entity              Prior Date         Date

Gerald Davidson    Dantel Corporation  12/01/90           12/01/90


ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


                                                       Authorized Representative



                                                                Date

LLOYD'S POLICY

We, Underwriting Members of the syndicates whose definitive numbers and proportions are shown in the Table attached hereto (hereinafter referred to as "the Underwriters"), hereby agree, in consideration of the payment to Us by or on behalf of the Assured of the premium specified in the Schedule, to insure against loss, including but not limited to associated expenses specified herein, if any, to the extent and in the manner provided in this Policy.

The Underwriters hereby bind themselves severally and not jointly, each for his own part and not one for another, and therefore each of the Underwriters (and his heirs, Executors and Administrators ) shall be liable only for his own share of his syndicate's proportion of any such loss and of any such expenses. The identity of each of the Underwriters and the amount of his share may be ascertained by the Assured or the Assured's representative on application to Lloyd's Policy Signing Office, quoting the Lloyd's Policy Signing Office number and date shown in the Table.

If the assured shall make any claim knowing the same to be false or fraudulent, as regards amount or otherwise, this Policy shall become void and all claim hereunder shall be forfeited.

In Witness whereof the General Manger of Lloyd's Policy Signing Office has signed this Policy on behalf of each of us.





s/LLOYD'S POLICY SIGNING OFFICE
GENERAL MANAGER

                                     EXCESS

                           DIRECTORS AND OFFICERS AND

                          COMPANY REIMBURSEMENT POLICY

                                  DECLARATIONS
                       EXCESS DIRECTORS AND OFFICERS AND
                     COMPANY REIMBURSEMENT INDEMNITY POLICY
                                    DOXS '89


NOTICE:   THIS POLICY SUBJECT TO ITS TERMS APPLIES TO ANY CLAIM MADE AGAINST
THE DIRECTORS AND OFFICERS DURING THE POLICY PERIOD. THE LIMIT OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENTS SHALL BE REDUCED AND MAY BE EXHAUSTED BY AMOUNTS INCURRED AS REASONABLE AND NECESSARY LEGAL FEES AND EXPENSES IN DEFENDING THE DIRECTORS AND OFFICERS. THIS POLICY DOES NOT PROVIDE FOR ANY DUTY BY UNDERWRITERS TO DEFEND THOSE INSURED HEREUNDER.

These Declarations along with the completed signed Application, including attachments, and the Policy with Endorsements shall constitute the contract between those insured hereunder and Underwriters.

POLICY NO.     757/FD940716

Item A.        Name Insured:            BOLT BERANEK AND NEWMAN, INC.

               Principal Address:       150 CambridgePark Drive
                                        Cambridge
                                        Massachusetts 02140
                                        USA

Item B.        Policy Period:

               From 1st December 1994 to 1st December 1995 both days at
               12:01 a.m. Local Standard Time At The Principal Address Stated in Item A.

Item C.        Limit of Liability:      US $5,000,000 in the aggregate each
                                        Policy year.

Item D.        Premium:                 US $63,004.83 part of US $65,000.00

Item E. Notification to Underwriters pursuant to Clause V. shall be given to Mr. K. Hanson, Hanson and Peters, 311 South Wacker Drive, Suite 5500, Chicago, Illinois 60606.

Item F.   Form numbers of endorsements attached at issuance:

          NMA 1256 - Nuclear Incident Exclusion Clause
          NMA 1477 - Radioactive Contamination Exclusion Clause
          11.01 - Prior and Pending Litigation Exclusion

Item G.   Primary Policy:

          Primary Insurer:                     Chubb Group
          Policy No:                           8137-71-31
          Limits of Liability:                 US $3,000,000
          Retentions/Deductibles:              Nil/Nil/US $1,000,000
          Participation/Co-Insurance:          None
          Policy Period:                       From 1st December 1994
                                               To   1st December 1995

Item H.   Underlying Excess Policies:

          First Underlying Excess Insurer:     St Paul Fire and Marine Insurance
                                               Company
          Policy No:                           900DX0103
          Limits of Liability:                 US $5,000,000
          Retentions/Deductibles:              As Primary
          Participation/Co-Insurance:          None
          Policy Period:                       From  1st December 1994
                                               To    1st December 1995

          Second Underlying Excess Insurer:    Chubb Group Inc
          Policy No:                           8137-71-32
          Limits of Liability:                 US $2,000,000
          Retentions/Deductibles:              As Primary
          Participation/Co-Insurance:          None
          Policy Period:                       From  1st December 1994
                                               To    1st December 1995

          Third Underlying Excess Insurer:     Chicago Underwriter Group Inc
          Policy No:                           CUG24032
          Limits of Liability:                 US $5,000,000
          Retentions/Deductibles:              As Primary
          Participation/Co-Insurance:          None
          Policy Period:                       From  1st December 1994
                                               To    1st December 1995

Dated in London:

                       EXCESS DIRECTORS AND OFFICERS AND
                     COMPANY REIMBURSEMENT INDEMNITY POLICY

In consideration of the payment of the premium, in reliance upon the statements in the Application attached hereto and made a part hereof, subject to the Declarations made a part hereof and subject to all of the terms of this Policy, Underwriters agree as follows:-

I.   CONFORMANCE WITH PRIMARY POLICY

     Except as regards:

     (1)  the premium, and

     (2)  the amounts and limits of liability, and

     (3)  the subject matter of Clauses II, III, IV, V, VI, and VII

     (4)  as otherwise may be provided herein,

this Policy is subject to the same insuring clauses, definitions, terms, conditions, exclusions and other provisions as those set forth in the Primary Policy as described in the materials submitted to Underwriters in connection with the application for this Policy. No changes to the Primary Policy as so described shall be binding upon Underwriters under this Policy unless specifically endorsed hereon.

II.  DEFINITIONS

     The following terms whenever used in this Policy shall have the meanings indicated.

     A. "Primary Policy" shall mean the policy identified in Item G. of the Declarations.

     B. "Underlying Policies" shall mean the policies identified in Items G. and H. of the Declarations.

     C. "Underlying Limit of Liability" shall mean the combined limits of liability of the Underlying Policies as set forth in Item G. and H. of the Declarations, less any reduction or exhaustion of said limits of liability due to payment of loss under said policies.

III. MAINTENANCE OF UNDERLYING POLICIES

     This Policy provides excess coverage only. It is a condition precedent to the coverage afforded under this Policy that those insured hereunder maintain the Underlying Policies with retentions/deductibles, participation/co-insurance and limits of liability (subject to reduction or exhaustion as a result of loss payments), as set forth in items G. and H. of the Declarations. This Policy does not provide coverage for any loss not covered by the Underlying Policies except and to the extent that such loss is not paid under the Underlying Policies solely by reason of the reduction or exhaustion of the Underlying Limits of Liability through payments of loss thereunder. In the event the insurer under one or more of the Underlying Policies fails to pay loss in connection with any claim as a result of the insolvency, bankruptcy or liquidation of said insurer, then those insured hereunder shall be deemed self-insured for the amount of the limit of liability of said insurer which is not paid as a result of such insolvency, bankruptcy or liquidation.

IV.  LIMIT OF LIABILITY

     A. Subject to Clause IV.B., Underwriters shall be liable to pay loss which is in excess of

          (1)  The Underlying Limit of Liability plus

          (2)  the applicable retention or deductible under the Primary Policy up to the Limit of Liability as shown under Item C. of the Declarations resulting from each claim made against the directors and officers.

     B. The amount shown in Item C. of the Declarations shall be the maximum aggregate Limit of Liability of Underwriters for all loss resulting from all claims made against the directors and officers during the Policy Period, together with all claims made against the directors and officers which, in accordance with Clause IV.E. or Clause V.B., shall be deemed to have been made during the Policy Period.

     C. Underwriters shall be liable hereunder only after the insurers under each of the Underlying Policies have paid or have been held liable to pay the full amount of the Underlying Limit of Liability.

     D. Subject to Clause IV.B., in the event of the reduction or exhaustion of the Underlying Limit of Liability by reason of payment of loss, this Policy shall:

          (1)  in the event of reduction, pay excess of the reduced limits and

          (2) in the event of exhaustion, continue in force as primary insurance; provided, however that in the case of exhaustion this Policy shall only pay excess of the retention or deductible applicable to the Primary Policy as set fort in Item G. of the Declarations, which shall be applied to any subsequent loss in the same manner as specified in this Primary Policy.

     E. More than one claim involving the same wrongful act or related wrongful acts of one or more directors and officers shall be deemed to constitute a single claim and such single claim shall be deemed to have been made at the earliest of the following times:

          (1) the time the earliest claim involving the same wrongful act or related wrongful acts is first made, or

          (2) the time the claim involving the same wrongful act or related wrongful acts shall be deemed to have been made pursuant to Clause V.B., if applicable.

V.   NOTIFICATION

     A. If during the Policy period or any optional extension period, if applicable, any claim is made against any director or officer, those insured hereunder shall, as a condition precedent to their right to be reimbursed under this Policy, give to Underwriters notice in writing as soon as practicable of any such claim, but in no event later than sixty (60) days after such claim is first made.

     B. If during the Policy Period or any optional extension period, if applicable, those insured hereunder first become aware of a specific wrongful act, and if those insured hereunder shall, during such period, give written notice to Underwriters as soon as practicable of:

         (1)  the specific wrongful act, and

         (2)  the consequences which have or may result herefrom, and

         (3) the circumstances by which those insured hereunder first became aware thereof,

         then any claim not otherwise excluded by the terms of this Policy subsequently made against the directors and officers arising out of such wrongful act or any related wrongful act shall be deemed for the purposes of this Policy to have been made at the time such notice was first given.

     C. Notice to Underwriters provided for in this Clause V. shall be given to the firm shown under Item E. of the Declarations.

VI.  WARRANTY CLAUSE

     It is warranted that the particulars and statements contained in the application for this Policy or contained in any application for any policy issued by Underwriters of which this Policy is a renewal thereof, a copy of which is attached hereto, and any material submitted therewith (which shall be retained on file by Underwriters and be deemed attached hereto, as if physically attached hereto), are the basis of this Policy and are to be considered as incorporated in to and constituting a part of this Policy. This Policy shall be deemed to be a single unitary contract and not a severable contract of insurance or a series of individual contracts of insurance with each of the persons or entities insured hereunder.

VII. SERVICE OF SUIT

     It is agreed that in the event of the failure of the Underwriters heron to pay any amount claimed to be due hereunder, the Underwriters hereon at the request to the Insured (or Reinsured), will submit to the jurisdiction of a Court of competent jurisdiction within the United States. Nothing in this Clause constitutes or should be understood to constitute a waiver of Underwriters' rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any State in the United States. It is further agreed that service of process in such suit may be made upon Mendes and Mount, 750 Seventh Avenue, New York, N.Y. 10019-6829, U.S.A., and that in such suit instituted against any one of them upon this contract, Underwriters will abide by the final decision of such court or of any Appellate Court in the event of an appeal.

     The above-named are authorized and directed to accept service of process on behalf of Underwriters in any such suit and/or upon the request of the Insured (or Reinsured) to give a written undertaking to the Insured (or Reinsured) that they will enter a general appearance upon Underwriters' behalf in the event such a suit shall be instituted.

     Further, pursuant to the statute of any state, territory or district of the United States which makes provision therefore, Underwriters hereon hereby designate the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as their true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Insured (or Reinsured) or any beneficiary hereunder arising out of this contract of insurance (or reinsurance), and hereby designate the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.

U.S.A.

NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - DIRECT (BROAD)
           (Approved by Lloyd's Underwriters' Non-Marine Association)

For attachment to insurances of the following classifications in the U.S.A., its Territories and Possessions, Puerto Rico and the Canal Zone:-
     Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability), not being insurances of the classifications to which the Nuclear Incident Exclusion Clause - Liability - Direct (Limited) applies.


THIS POLICY*
                                                                does not apply:-
1. Under any Liability Coverage, to injury, sickness, disease, death or destruction

     (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or
     (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

2. Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to immediate medical or surgical relief, to expenses incurred with respect to bodily injury, sickness, disease or death resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

3. Under any Liability coverage, to injury, sickness, disease, death or destruction resulting from the hazardous properties of nuclear material, if

     (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;
     (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or
     (c) the injury, sickness, disease, death or destruction arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning construction, maintenance, operation or use of any nuclear facility, but if such facility is located within
          the   United States of America, its territories or possessions or
          Canada, this exclusion (c) applies only to injury to or destruction of property at such nuclear facility.

4.   As used in this endorsement:
     "HAZARDOUS PROPERTIES" include radioactive, toxic or explosive properties; "NUCLEAR MATERIAL" means source material, special nuclear material or byproduct material; "SOURCE MATERIAL", "SPECIAL NUCLEAR MATERIAL", and "BYPRODUCT MATERIAL" have the meanings given them in the Atomic Energy Act 1954 or in any law amendatory thereof; "SPENT FUEL" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor: 'WASTE" means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof:
     "NUCLEAR FACILITY" means

     (a)  any nuclear reactor,
     (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,
     (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,
     (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "NUCLEAR REACTOR" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material.

     With respect to injury to or destruction of property, the word "INJURY" or "DESTRUCTION" includes all forms of radioactive contamination of property. It is understood and agreed that, except as specifically provided in the foregoing to the contrary, this clause is subject tot the terms, exclusions, conditions and limitations of the Policy to which it is attached.

*NOTE:- As respects policies which afford liability coverages and other forms of coverage in addition, the words underlined should be amended to designate the liability coverage to which this clause is to apply.

17/3/60
N.M.A. 1256

U.S.A.
            RADIOACTIVE CONTAMINATION EXCLUSION CLAUSE - LIABILITY -
                                     DIRECT

           (Approved by Lloyd's Underwriters' Non-Marine Association)

For attachment (in addition to the appropriate Nuclear Incident Exclusion Clause - Liability - Direct) to liability insurances affording worldwide coverage.

In relation to liability arising outside the U.S.A. its Territories or Possessions, Puerto Rico or the Canal Zone, this Policy does not cover any liability of whatsoever nature directly or indirectly caused by or contributed to by or arising from ionizing radiations or contamination by radioactivity from any nuclear fuel or from any nuclear waste from the combustion of nuclear fuel.

13/2/64
N.M.A. 1477

                     PRIOR AND PENDING LITIGATION EXCLUSION

                                    (11.01)

In consideration of the premium charged for this Policy, it is hereby understood and agreed that Underwriters shall not be liable to make any payment in connection with any Claim:

     Based upon, arising out of, directly or indirectly resulting from or in consequence of or in any way involving;

     (1)  any prior and/or pending litigation as of 1st December 1993, or

     (2) any fact, circumstance, situation, transaction or event underlying or alleged in such litigation,

     regardless of the legal theory upon which such Claim is predicated.

                                  LINES CLAUSE

This Insurance, being signed for 96.9305%, of 100% insures only that proportion of any loss, whether total or partial, including but not limited to that proportion of associated expenses, if any, to the extent and in the manner provided in this Insurance.

The percentages signed in the Table are percentages of 100% of the amount (s) of Insurance stated herein.


N.M.A. 2419


                            SEVERAL LIABILITY NOTICE

The subscribing insurers' obligations under contracts of insurance to which they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions. The subscribing insurers are not responsible for the subscription of any co-subscribing insurer who for any reason does not satisfy all or part of its obligations.


LSW 1001 (Insurance) 08/94

Date:
Policy No:  757/FD940716

                                  THE SCHEDULE

The Insured:                  BOLT BERANEK AND NEWMAN INC.

Premium:                      US $1,995.17 part of US $65,000.00

Limits of Liability:          3.0695% of
                              US $5,000,000 in the aggregate each policy year which is excess of US $15,000,000 which in turn is excess of :-

                              US$NIL/US$NIL Directors and Officers
                              Liability

                              US $1,000,000 Reimbursement Liability.


The Interest Insured:         EXCESS DIRECTORS AND OFFICERS
                              LIABILITY AND EXCESS
                              REIMBURSEMENT FOR DIRECTORS AND
                              OFFICERS LIABILITY.
                              As more fully set forth in the co-insuring
                              Lloyd's policy.

Period of Insurance;

FROM: 1st December 1994 TO: 1st December 1995 BOTH DAYS AT 12:01 AM LOCAL STANDARD TIME AND FOR SUCH FURTHER PERIOD OR PERIODS AS MAY BE MUTUALLY AGREED.


                               COINSURANCE CLAUSE

It is warranted that this Policy shall run concurrently with and be subject to the same terms, provisions, and limitations as are contained in Policy No. 757/FD940716 issued by certain underwriting members at Lloyd's of London covering the identical subject matter and risk.

               LIRMA
               COMPANY
THE INSURERS   NUMBER         PROPORTION          REFERENCE
Zurich
RE (UK)
Limited        Z4508          3.0695%             Z70003635494





                            SEVERAL LIABILITY NOTICE

The subscribing insurers' obligations under contracts of insurance to which they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions. The subscribing insurers are not responsible for the subscription of any co-subscribing insurer who for any reason does not satisfy all or part of its obligations.


LSW  1001 (Insurance)  8/94

J. & H. 757                   Dated in London:

Endorsement No.01 attaching to and forming part of LIRMA Policy No.
757/FD940716


NAME OF ASSURED:    BOLT BERANEK AND NEWMAN, INC.


It is understood and agreed that with effect from 13th December 1994 this policy shall follow the Predetermined Allocation for Securities Claims Endorsement attaching to the Primary Policy No. 8137-71-31.


In consequence of the foregoing there is due from the Assured an Additional Premium of US $ 482.34 part of US$15,714.00


All other terms and conditions remain unchanged.

                                  LIRMA POLICY

IN CONSIDERATION of the Insured named in the Schedule hereto having paid or promised to pay the premium stated in the said Schedule to the Insurers named herein who have hereunto subscribed their names ("the Insurers").

THE INSURERS HEREBY SEVERALLY AGREE each for the proportion set against its own name to indemnify the Insured or the Insured's Executors and Administrators against loss, damage or liability to the extent and in the manner set forth herein. Provided that the aggregate liability of the Insurers shall not exceed the Sum Insured or other limits as are set forth in the Schedule.

If the Insured shall make any claim knowing the same to be false or fraudulent, as regards amount or otherwise, this Policy shall become void and all claim hereunder shall be forfeited.

IN WITNESS WHEREOF the Director of Policy Signing Services of LONDON INSURANCE AND REINSURANCE MARKET ASSOCIATION ("LIRMA") has subscribed his name on behalf of each of the LIRMA Companies and (where the Companies Collective Signing Agreement ("CCSA") is being implemented) on behalf of the Leading CCSA Company which is a LIRMA member and authorized to sign this Policy (either itself or by delegation to LIRMA) on behalf of all the other CCSA Companies.

s/


Date:

                            EXCESS INSURANCE POLICY



                                IMPORTANT NOTICE


               THIS POLICY PROVIDES EXCESS INSURANCE ON A CLAIMS MADE BASIS. ALL CLAIMS MUST BE REPORTED TO THE COMPANY EVEN IF THEY DO NOT EXCEED THE AMOUNT OF UNDERLYING INSURANCE. PLEASE READ THE POLICY AND ALL ENDORSEMENTS CAREFULLY TO DETERMINE YOUR RIGHTS, DUTIES AND WHAT IS AND IS NOT COVERED.

                                  OLD REPUBLIC



                            EXCESS INSURANCE POLICY

In consideration of the payment of premium and in reliance upon the statements in the Declaration and subject to all the terms of this policy, agrees with the insured named in the Declarations, to provide coverage as follows:

                               INSURING AGREEMENT

To indemnify the insured for that amount of loss which exceeds the amount of loss payable by underlying policies described in Declaration 4, but the company's obligation hereunder shall not exceed the limit of liability stated in Declaration 5.

                                   CONDITIONS

A. Application of Underlying Insurance Except as otherwise stated herein, and except with respect to (1) any obligation to investigate or defend any claim or suit, or (2) any obligation to renew, the insurance afforded by this policy shall apply in like manner as the underlying insurance described in Declaration 4.

B. Maintenance of Underlying Insurance It is warranted by the insured that no less than the amount of underlying insurance stated in Declaration 4 is available to the insured, and that such underlying insurance shall be maintained in force during the currency of this policy, except for any reduction of the aggregate limits contained therein solely by payment of claims in respect to occurrences during the period of this policy and covered by such underlying insurance. Notice of exhaustion of underlying insurance shall be given the company as soon as practicable after such exhaustion.

C Loss Payable Liability of the company with respect to any once occurrence shall not attach unless an until the insured, or the insured's underlying insurer, has paid the amount of underlying insurance stated in Declaration 4 and after the insured's liability shall have been made certain by final judgment after actual trial, or by written agreement of the insured, the claimant and the company.

D. Premium  The premium for this policy shall be stated in Declaration 3.

E. Assistance and Co-operation The company shall not be called upon to assume charge of the settlement or defense of any claim made or proceeding instituted against the insured; but the company shall have the right and opportunity to associate with the insured in the defense and control of any claim or proceeding reasonably likely to involve the company. In such event the insured and the company shall cooperate fully.

F. Expenses Loss and legal expenses incurred by the insured with the consent of the company in the investigation or defense of claims, including court costs and interest, shall be borne by both the company and the insured in the proportion that each party's share of loss bears to the total amount of such loss. For purposes of this allocation, the insured's share of such loss shall include the amount, if any, of the loss borne by its underlying insurer. Salaries and expenses of the insured's employees shall not be considered as part of the above expenses. Expenses thus paid by the company shall be paid in addition to the limit of liability stated in Declaration 5. If, however, expenses are included in the limit of liability of the underlying insurance, then expenses paid by the company shall be included in the limit of liability of this policy and not in addition thereto.

G. Notice of Occurrence Upon the happening of an occurrence reasonably likely to involve the company hereunder, written notice shall be given as soon as practicable to the company or any of its authorized agents as designated in
   Declaration 6.   Such notice shall contain particulars sufficient to
   identify the insured and the fullest information obtainable at the time.

   The insured shall give like notice of any claim made on account of such occurrence. If legal proceedings are begun, the insured, when requested by the company, shall forward to it each paper thereon, or a copy thereof, received by the insured or the insured's representatives, together with copies of reports of investigations made by the insured with respect to such claim proceedings.

H. Appeals In the event the insured or the insured's underlying insurer elects not to appeal a judgment which exceeds the underlying insurance, the company may elect to do so at its own expense, and shall be liable for the taxable costs, disbursements and interest incidental thereto, but in no event shall the liability of the company for excess loss exceed the amount set forth in Declaration 5.

                                                       Policy Number:  CUG 24032

                                                     Previous Number:  CUG 23731


                     DECLARATIONS - EXCESS INSURANCE POLICY


1.   NAMED INSURED AND ADDRESS:

                    Bolt Beranek and Newman Inc.
                    150 Cambridge Park Drive
                    Cambridge, Massachusetts  02140

2.   POLICY PERIOD: From:   December 1, 1994    To:  December 1, 1995
                    12:01 A.M. STANDARD TIME AT THE NAMED INSURED'S ADDRESS
                    ABOVE.

3.   PREMIUM        $80,000.

4.   UNDERLYING INSURANCE:

     Coverage:                  Directors & Officers Liability Insurance
     Primary Insurer:           Federal Insurance Company
     Policy Number:             8137-71-31-A
     Policy Term:               December 1, 1994 to December 1, 1995
     Limit of Liability:        $3,000,000 annual aggregate
     Retention:                 $0.00 each Director or Officer each loss, but
                                in no event exceeding $0.00 in the aggregate each loss as respects Directors and Officers Liability. $1,000,000 in the aggregate each loss as respects Company
                                Reimbursement Liability.

     First Excess Insurer:      St. Paul Mercury Insurance Company
     Policy Number:             900/DX0103
     Policy Term:               December 1, 1994 to December 1, 1995
     Limit of Liability:        $5,000,000 annual aggregate in excess of the
                                Limit shown above.

     Second Excess Insurer:     Federal Insurance Company
     Policy Number:             81377132-A
     Policy Term:               December 1, 1994 to December 1, 1995
     Limit of Liability:        $2,000,000 annual aggregate in excess of the
                                Limits shown above.

5.   LIMIT OF LIABILITY:

     $5,000,000 each claim and aggregate in excess o the total limits of underlying insurance stated in Item 4. All expenses resulting from the investigation and defense of claims to which this policy applies, including court costs and interest, shall be included in the limit of liability of this policy and not in addition thereto.

6.   NOTICE OF CLAIM (CONDITION G) TO:

                    CHICAGO UNDERWRITING GROUP, INC.
                    211 West Wacker Drive, Third Floor
                    Chicago, Illinois  60606

7.   ATTACHMENTS:   ORUG-5 (10/88), Endorsements #1, #2, #3, #4, #5, and
                    Application dated October 7, 1994.

Date:  May 10, 1995 ____________________________________________________
                                   Authorized Representative

                            AMENDATORY ENDORSEMENTS


It is agreed that conditions A, B, C, F and G of this policy are deleted and replaced by the following:

A. Application of Underlying Insurance - Except as otherwise stated herein, and except with respect to (1) any obligation to investigate or defend any claim or suit, or (2) any obligation to renew, this policy shall adopt and incorporate by reference the terms, conditions, exclusions and limitations of the underlying insurance described in Declaration 4.

B. Maintenance of Underlying Insurance - It is warranted by the insured that no less than the amount of underlying insurance stated in Declaration 4 is available to the insured and that such underlying insurance shall be maintained in force during the period of this policy, except or the reduction or exhaustion of the aggregate limits contained therein solely by payment of loss and/or defense expenses which, except for the amount thereof, would be indemnifiable under this policy and which results from claims first made against the insured during the period of this policy.

C. Loss Payable - Liability of the company with respect to any claim shall not attach unless and until the insured, or the insured's underlying insurer, has paid an amount equal to the underlying insurance stated in Declaration 4 and after the insured's liability shall have been made certain by final judgment after actual trial or by written agreement of the insured, the claimant and the company.

     The insolvency, bankruptcy, receivership or refusal or inability to pay of the insured or any underlying insurer shall not operate to lower the amount of underlying insurance stated in Declaration 4 or increase the company's liability under this policy. In no event shall the company assume the liabilities and/or responsibilities and/or obligations of the insured or any underlying insurer.

F. Expenses - Notwithstanding anything contained in the underlying insurance to the contrary, all expenses resulting from the investigation and defense of claims to which this policy applies, including court costs and interest, shall be included in the limit of liability of this policy and not in addition thereto.

G. Notice of Claims - The insured must give the company, through its authorized agent designated in Declaration 6, written notice of any claim first made against the insured during the period of this policy whether or not the claim exceeds the amount of the underlying insurance. Such notice shall be given within the period of time required by the underlying insurance, but in no event shall the notice be given later than sixty (60) days after the termination of this policy. Any notice of claim must contain particulars sufficient to identify the insured, the claimant and the alleged acts, errors or omissions that caused the claim.

     The insured shall cooperate with the company in providing any information that the company may reasonably require, including copies of all demands, notices, summonses or legal papers that relate to any claim.

All other terms and conditions of this policy remain unchanged.

This endorsement is a part of the policy and takes effect on the effective date of the policy, unless another effective date is shown below.

                                      Complete Only When This Endorsement Is Not Prepared with
  Must Be Completed                     the Policy Or Is Not to be Effective with the Policy

ENDT. NO.   POLICY NO.                  ISSUED TO       EFFECTIVE DATE OF THIS ENDORSEMENT
   1        CUG 24032

                                     Countersigned by___________________________
                                                      Authorized Representative

                          EXCESS INSURANCE APPLICATION


          It is agreed that this policy is issued in reliance upon the statements made in the company's written application, a copy of which is attached hereto and made a part hereof, and upon the written applications submitted by the insureds with respect to the underlying insurance stated in Declaration 4 and are to be considered as incorporated in and constituting part of this policy.

          It is further agreed that the policy shall not apply to liability of any kind based upon, involving or arising out of:


               (1)  any claims or suits described or
                    referenced by the insured in answer to
                    questions #10, #11, and #12 of the
                    company's application, or any facts,
                    situations or circumstances alleged
                    therein, or

               (2)  any facts, situations or circumstances
                    described or referenced by the insured in answer to question #13 of the application.





All other terms and conditions of this policy remain unchanged.

This endorsement is a part of the policy and takes effect on the effective date of the policy, unless another effective date is shown below.


                                      Complete Only When This Endorsement Is Not Prepared with
  Must Be Completed                     the Policy Or Is Not to be Effective with the Policy

ENDT. NO.   POLICY NO.                  ISSUED TO       EFFECTIVE DATE OF THIS ENDORSEMENT
   2        CUG 24032

                                     Countersigned by___________________________
                                                      Authorized Representative

     It is understood and agreed that the Company shall not be liable to make any payment for loss in connection with any claim made against the Directors or Officers based upon, arising out of, in consequence of or in any way attributable to litigation, arbitration or administrative proceeding prior to or pending as of December 1, 1993 involving the named insured and/or any Director or Officer of the named insured and/or any Subsidiary of the named insured or arising out of any facts or circumstances underlying or alleged in any such prior or pending litigation, arbitration or administrative proceeding.





All other terms and conditions of this policy remain unchanged.

This endorsement is a part of the policy and takes effect on the effective date of the policy, unless another effective date is shown below.


                                      Complete Only When This Endorsement Is Not Prepared with
  Must Be Completed                     the Policy Or Is Not to be Effective with the Policy

ENDT. NO.   POLICY NO.                  ISSUED TO       EFFECTIVE DATE OF THIS ENDORSEMENT
   3        CUG 24032

                                     Countersigned by___________________________
                                                      Authorized Representative

     If the insurer shall cancel this policy for any reason, except for the nonpayment of premium, or refuse to renew this policy, the Company shall have the right, upon payment within ten (10) days after the effective date of such cancellation or non-renewal of an additional premium of 75% of the annual premium hereunder to an extension of the insurance granted by this policy in respect of any claim or claims made against the Directors or Officers during the period of twelve (12) months after the date of such cancellation or non-renewal, but only in respect of any Wrongful Act committed before the date of such cancellation or non-renewal. Such twelve
     (12) month period is herein after referred to as "extended discovery period".





All other terms and conditions of this policy remain unchanged.

This endorsement is a part of the policy and takes effect on the effective date of the policy, unless another effective date is shown below.


                                      Complete Only When This Endorsement Is Not Prepared with
  Must Be Completed                     the Policy Or Is Not to be Effective with the Policy

ENDT. NO.   POLICY NO.                  ISSUED TO       EFFECTIVE DATE OF THIS ENDORSEMENT
   4        CUG 24032

                                     Countersigned by___________________________
                                                      Authorized Representative

     In consideration of the premium charged it is understood and agreed that General Condition Clause J. of the policy wording, Cancellation, is amended by deleting the words "thirty (30)" and replacing with "sixty (60)".





All other terms and conditions of this policy remain unchanged.

This endorsement is a part of the policy and takes effect on the effective date of the policy, unless another effective date is shown below.


                                      Complete Only When This Endorsement Is Not Prepared with
  Must Be Completed                     the Policy Or Is Not to be Effective with the Policy

ENDT. NO.   POLICY NO.                  ISSUED TO       EFFECTIVE DATE OF THIS ENDORSEMENT
   5        CUG 34032

                                     Countersigned by___________________________
                                                      Authorized Representative

                APPLICATION FOR DIRECTORS AND OFFICERS LIABILITY
                 AND COMPANY REIMBURSEMENT LIABILITY INSURANCE
        (for non financial institutions operating on a for-profit basis)

1. Name of Organization:        Bolt Beranek and Newman, Inc.
   Principal Address:           150 Cambridge Park Drive
                                Cambridge, MA  02140

2. (a)  Date since the Company has continuously carried on business:
        1948 as Partnership
   (b)  State of Incorporation:  Massachusetts
        Date of Incorporation 1953 as Corporation.
   (c)  Nature of business:  Consulting and Diversified Technologies

3. Officer designated to receive notices pertaining to this insurance: John Montjoy, Vice President and Corporate Counsel

4. Stock Ownership:
   (a)  Number of common shares outstanding:    1,665,680
   (b)  Number of common stock shareholders:    2,225 (as of 6/30/94)
   (c)  Number of common shares owned (directly and beneficially) by directors:
            See Page 17 of Proxy
   (d) Number of common shares owned (directly and beneficially) by officers who o are not directors: See Page 17 of Proxy
   (e)  Name and percentage of holds of any shareholder owning 5% or more of the
        common shares (directly or beneficially):    See Page 17 of Proxy
   (f) Describe fully any other securities that are convertible to common stock: 6% convertible subordinated debentures due 2012

5. (a)  Latest Moody's or Standard and Poor's bond rating:    N/A
   (b)  Has this rating changed in the last 12 months?     (  ) YES   (  ) NO
                (If Yes, please attach full details).

6. Has the Company under consideration at the present time or has it considered within the last 6 months or does it contemplate any acquisitions, leveraged
   buy outs, tender offers or mergers?                     (  ) YES   (  ) NO
                (If Yes, please attach full details).

7. Has the Company filed or contemplated filing any registration statement with the Securities and Exchange Commission within the past 18 months or within the next 12 months for a public offering for securities? ( ) YES (x) NO (If Yes, please attach full details including copy of prospectus or registration statement).
   From time to time company has under consideration acquisition or disposition of one or more entities or business units.

8. (a)Within the last 18 months has the Company or any of its subsidiaries made or joined in a Schedule 13-D filing with the Securities and Exchange Commission with respect to the ownership of the securities of another
      corporation.                                            (   ) YES   (x) NO
   (b)Is the Company aware that any person, corporation, or other entity has made a Schedule 13-D filing with respect to the ownership of the
      Securities of the Company or any of its subsidiaries?   (   ) YES   (x) NO
   (If yes to either of the above, please furnish copies of all filings.)

9. Is coverage proposed for directors and officers of subsidiaries?  See
   Attached Schedule                                       (x) YES    (  ) NO
   (If Yes, please attach a separate sheet listing the name of each subsidiary, the date acquired or created, the percentage of ownership by the Company, any minority shareholders and type of operation.)

10. Has the Company or any of its directors or officers been involved in any of the following:
    (a)  any anti-trust, copywrite or patent litigation?     (  ) YES   (x) NO
    (b) any civil or criminal action or administrative proceeding charging a violation of any federal or state security law or regulation?
                                                             (  ) YES   (x) NO
    (c)  any representative actions, class actions or derivative suits?
                                                             (  ) YES   (x) NO
         (If Yes, please attach full details).

I. SUBROGATION In the event of payment under this policy, the company will participate with the insured and any underlying insurer in the exercise of all the insured's rights of recovery against any person or organization liable therefor. Recoveries shall be applied first to reimburse any interest (including the insured) that may have paid any amount, with respect to liability in excess of the limit of the company's liability hereunder, then to reimburse the company up to the amount paid hereunder, and lastly to reimburse such interests (including the insured), to whom this insurance is excess as are entitled to clam the residue, if any. Such expenses incurred in the exercise of rights of recovery shall be apportioned among all interests in the ratio of their respective losses for which recovery is sought.

J. CANCELLATION This policy may be cancelled by the named insured by surrender thereof to the company or any of its authorized agents, or by mailing to the company written notice stating when thereafter such cancellation shall be effective. If cancelled by the named insured, the company shall retain the customary short rate proportion of the premium. This policy may be cancelled by the company by mailing to the named insured at the address shown in this policy written notice stating when, not less than thirty (30) days thereafter, such cancellation shall be effective, except this policy may be cancelled as aforesaid by not less than ten (10) days notice when the cancellation is being effected by reason of the named insured's nonpayment of premium.

        The mailing of notice as aforesaid shall be sufficient notice and the effective date of cancellation stated in the notice shall become the end of the policy period. If the company cancels, earned premium shall be computed pro rata. Delivery of such written notice either by the named insured or by the company shall be equivalent to mailing.

        Premium adjustment shall be made by the company either at the time cancellation is effected or as soon as practicable thereafter. The check of the company or its representative, mailed or delivered, shall be sufficient tender of any refund due the named insured.

        If this policy insures more than one named insured, cancellations may be effected by the first such named insureds for the account of insureds; and notice of cancellation by the company to such first named insured shall be notice to all insureds. Payment of any unearned premium to such first named insured shall be for the account of all interests therein.

K. OTHER INSURANCE If other valid and collective insurance is available to the insured which covers a loss also covered by this policy, other than insurance that is specifically purchased as being in excess of this policy, this policy shall operate in excess of, and not contribute with, such other insurance.

L. CHANGES IN UNDERLYING INSURANCE Any changes in coverage or the insurer in the underlying insurance shall be promptly reported to the company and the insured shall, upon request, furnish the company with copies of such changes. Any change in premium in the underlying insurance shall be promptly reported tot he company and the premium for this policy may be adjusted in accordance with the manuals of the company then in effect.


IN WITNESS WHEREOF, the company has caused this policy to be signed by its president and secretary but this policy shall not be valid unless completed by the attachment hereto of a Declaration page countersigned by a duly authorized representative of the company.





               Secretary                               President

                           NUCLEAR ENERGY LIABILITY
                             EXCLUSION ENDORSEMENT


It is agreed that:
I. This policy does not apply:
    (a) under any liability coverage, to injury, sickness, disease, death, destruction or loss
    1. with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or
    2. resulting from the hazardous properties or nuclear material and with respect to which (a) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (b) the insured is, or had its policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization;

    (b) under any liability coverage, to injury, sickness, disease, death, destruction or loss resulting from the hazardous properties of nuclear material, if
    1. the nuclear material (a) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (b) has been discharged or dispersed therefrom;
    2. the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or
    3. the injury, sickness, disease, death, destruction or loss arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion (3) applies only to injury to or destruction of or loss of property at such nuclear facility;

II. As used in this endorsement:
    "hazardous properties" include radioactive, toxic or explosive properties; "nuclear material" means source material, special nuclear material or byproduct material:
    "source material", "special nuclear material", and "byproduct material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof.

    "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor;

    "waste" means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (1) or (2) thereof;

    "nuclear facility" means

    1.  any nuclear reactor:
    2. any equipment or device designed or used for (a) separating the isotopes of uranium or plutonium, (b) processing or utilizing spent fuel, or (c) handling, processing or packaging waste:
    3. any equipment or devise used for processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or devise is located consists of or contains more than 25 grams of plutonium or uranium 223 or any combination thereof, or more than 250 grams of uranium 235;

   4. any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste; and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations;

    "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in self-supporting chain reaction or to contain a critical mass of fissionable material;

    With respect to injury to or destruction of or loss of property, the word "injury" or "destruction" or "loss" includes all forms of radioactive contamination of property;

    All other terms and conditions of this policy remain unchanged.

IMPORTANT NOTE:  THIS IS CLAIMS MADE COVERAGE.  PLEASE READ THIS POLICY
CAREFULLY.

THIS POLICY, SUBJECT TO THE DECLARATIONS, INSURING AGREEMENTS, TERMS, CONDITIONS, LIMITATIONS AND AMENDMENTS, APPLIES ONLY TO CLAIM OR CLAIMS THAT ARE FIRST MADE AGAINST THE INSURED(S) AND REPORTED TO THE INSURER DURING THE POLICY PERIOD OR DISCOVERY PERIOD (IF APPLICABLE)

THE LIMIT OF LIABILITY AVAILABLE TO PAY JUDGMENTS OR SETTLEMENTS SHALL BE REDUCED AND MAY BE EXHAUSTED BY AMOUNTS INCURRED FOR DEFENSE COSTS, CHARGES AND EXPENSES. THE RETENTION(S) APPLY(IES) TO DEFENSE COSTS. CHARGES AND EXPENSES.

                                              ST. PAUL MERCURY INSURANCE COMPANY
EXCESS DIRECTORS AND OFFICERS LIABILITY AN CORPORATE INDEMNIFICATION POLICY
                                  DECLARATIONS


Item 1. Named Insured:    The Directors and Officers of
        BOLT BERANEK AND NEWMAN, INC. AND ITS SUBSIDIARIES

Item 2. Address (No., Street, City, State and Zip Code)
        150 Cambridge Park Drive
        Cambridge, MA  02140

Item 3. Policy Period
        From       To
        12-01-94   12-01-95   (12:01 A.M. Standard Time at the address stated
                   in Item 2.)

Item 4. Limit of Liability $ 5,000,000 each Policy Period in excess of Item 7(E). The limit of liability available to pay judgments or settlements shall be reduced and may be exhausted by amounts incurred for legal defense costs, charges and expense.

Item 5. Retentions  (Applicable to Section 2(B)(2))
        $  1,000,000 Corporate Indemnification Each Loss
        $   -0-      Each Insured Each Loss
        $   -0-      Aggregate All Insureds Each Loss

Item 6. Premium $  149,010

Item 7. Schedule of Underlying Insurer(s)
        (A)1.  Underlying Insurer:  Federal Insurance Company
           2.  Policy Number:  8137-71-31-A
           3.  Policy Period:   From:  12-01-94     To:   12-01-95
           4.  Limit of Liability:  $ 3,000,000
           5.  Retentions:
               $  1,000,000Corporate Indemnification Each Loss
               $   -0-    Each Insured Each Loss
               $   -0-    Aggregate All Insureds Each Loss
        (B)1.  Underlying Insurer:  Not Applicable

           2.  Policy Number:
           3.  Policy Period:   From:      To:
           4.  Limit of Liability:  $
        (C)1.  Underlying Insurer:  Not Applicable
           2.  Policy Number:
           3.  Policy Period:   From:      To:
           4.  Limit of Liability:  $
        (D)1.  Underlying Insurer:  Not Applicable
           2.  Policy Number:
           3.  Policy Period:   From:      To:
           4.  Limit of Liability:  $
        (E)Total amount of Underlying Limit of Liability $ 3,000,000 and any retentions or deductibles as applicable under the policy(ies) as stated in this Item 7.

Item 8. Subject to the Terms, Conditions and Limitations of this policy as hereinafter provided, this policy follows the form of:
        Insurer's Name:  Federal Insurance Company
        Policy Number:  8137-71-31-A

Item 9. Forms Attached
        1) St. Paul Mercury Insurance Company Policy, Form #50408.
        2) Endorsement one.
        3) St. Paul Mercury Insurance Renewal Application, Form #50264, and its attachments.

                                INSURING CLAUSE

In consideration of the payment of the premium, in reliance upon the statements made to the Insurer by application including its attachments, a copy of which is attached to and forms a part of this policy, and any material submitted herewith (which shall be retained on file by the Insurer and be deemed attached hereto), and except as hereinafter otherwise provided or amended, this policy is subject to the same Insuring Agreement(s), Terms, Conditions and Limitations as provided by the policy stated in Item 8 of the Declarations and any amendments thereto, provided:

A. 1. the Insurer has received prior written notice from the Insured(s) of any amendments to the policy stated in Item 8 of the Declarations, and
     2. the Insurer has given to the Insured(s) its written consent to any amendments to the policy stated in Item 8 of the Declarations, and
     3.  the Insured has paid any additional premium.

B. This policy is not subject to the same premium or the amount and Limit of Liability of the policy stated in Item 8 of the Declarations.


                       TERMS, CONDITIONS AND LIMITATIONS

Section 1.  UNDERLYING INSURANCE

A. It is a condition precedent to the Insured(s) rights under this policy that the Insured(s) notify the Insurer, as soon as practical in writing, of a failure to maintain in full force and effect, except as provided for under Section 2(B), an without alteration of any Terms, Conditions, Limit of Liability or Retentions, any of the underlying insurance policies as stated in Item 7 of the Declarations.

B. Failure to maintain, as set forth above, any of the underlying insurance policies as stated in Item 7 of the Declarations, except as provided for under Section 2(B), shall not invalidate this policy, but the liability of the Insurer for loss under this policy shall apply only to the same extent it would have been liable had the underlying insurance policies been maintained as set forth above. In no event shall the Insurer be liable to pay loss under this policy until the total amount of the Underlying Limit of Liability, as stated in Item 7(E) of the Declarations, has been paid solely by reason of the payment of loss.

Section 2.     LIMIT OF LIABILITY

A. The Insurer shall only be liable to make payment under this policy after the total amount of the Underlying Limit of Liability as stated in Item 7(E) of the Declarations has been paid solely by reason of the payment of loss.

B. In the event of the reduction or exhaustion of the total amount of the Underlying Limit of Liability as stated in Item 7(E) of the Declarations solely by reason of the payment of loss, this policy shall:
     1. in the event of such reduction pay excess of the reduced amount of the Underlying Limit of Liability but not to exceed the amount stated in Item 4 of the Declarations, or
     2. in the event of exhaustion continue in force provided always that this policy shall only pay the excess over the Retention amount stated in Item 5 of the Declarations as respects each and every loss hereunder, bot not to exceed the amount stated in Item 4 of the Declarations.

C. The Insurer's liability for loss subject to paragraphs (A) and (B) above shall be the amount stated in Item 4 of the Declarations which shall be the maximum liability of the Insurer in the Policy Period stated in Item 3 of the Declarations. The Limit of Liability of the Insurer for the Discovery Period, if elected, shall be part of, and not in addition to, the Limit of Liability as stated in Item 4 of the Declarations.

Section 3.     LOSS PROVISIONS

The Insured(s) shall as a condition precedent to the right to be indemnified under this policy give to the Insurer notice in writing, as soon as practicable and during the Policy Period or during the Discovery Period, if effective, or any claim made against the Insured(s).

Section 4.     NOTICE

Notice hereunder shall be given to St. Paul Mercury Insurance Company, 385 Washington Street, St. Paul, MN 55102.

Section 5.     CANCELLATION

This policy may be cancelled by the Corporation at any time by mailing written notice to the Insurer at the address shown in Section 4 stating when thereafter such cancellations shall be effective or by surrender of this policy to the Insurer or its authorized agent. This policy may also be cancelled by or on behalf of the Insurer by delivering to the Corporation or by mailing to the Corporation by registered, certified, or other first class mail, at the Corporation's address as shown in Item 2 of the Declarations, written notice stating when, not less than sixty (60) days thereafter, the cancellation shall be effective. The mailing of such notice as aforesaid shall be sufficient proof of notice. The Policy Period terminates at the date and hour specified in such notice, or at the date and time of surrender.

If the period of limitation relating to the giving of notice is prohibited or made void by any law controlling the construction thereof, such period shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law.

Section 6.     DISCOVERY PERIOD

If the Insurer shall cancel or refuse to renew (refuse to renew is hereafter referred to as non-renewal) this policy, the Corporation or the Insureds shall have the right, upon payment of the additional premium of 75% of the premium hereunder, to an extension of the cover granted by this policy to report any claim or claims in accordance with Section 3, which claim or claims are made against the Insureds during the period of twelve (12) months after the effective date of cancellation or non-renewal, herein called Discovery Period, but only for any Wrongful Act committed before the effective date of such cancellation or non-renewal and otherwise covered by this policy.

This right shall terminate, however, unless the Corporation or the Insureds provide written note of such election together with the payment or the additional premium due and this is received by the Insurer at the address shown in Section 4 within then (10) days after the effective date of cancellation or non-renewal.

Discovery Period wherever used in this policy shall also mean optional extension period or extended reporting period as defined by the policy stated in Item 8 of the Declarations.

The offer by the Insurer of renewal terms, conditions, limits of liability and/or premiums different from those of the expiring policy shall not constitute non-renewal.

The provisions of this Section 6 an the rights granted herein to the Corporation or the Insureds shall not apply to any cancellation resulting from non-payment or premium.

Section 7.     NUCLEAR ENERGY LIABILITY EXCLUSION

It is agreed that:

A. This policy does not apply:
   1.   Under any Liability Coverage, to bodily injury or property damage
        a. with respect to which an Insured under this policy is also an Insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability; or
        b. resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the Insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or an agency thereof, under any agreement entered into by the United States of America, or any agency thereof with any person or organization.

   2. Under any Medical Payments coverage, or under any Supplementary Payments provision relating to first aid, to expenses incurred with respects to bodily injury resulting from hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

   3. Under any Liability Coverage, to bodily injury or property damage resulting from the hazardous properties of nuclear material, if
        a. the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of an Insured or (2) has been discharged or dispersed therefrom;
        b. the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an Insured, or
        c. the bodily injury or property damage arises out of the furnishing by an Insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion (c) applies only to property damage to such nuclear facility and any property thereat.

B.   As used in this exclusion:

     "hazardous properties" includes radioactive, toxic or explosive properties;

     "nuclear material" means source material. special nuclear material or by-product material.

     "source material," "special nuclear material," and by-product material have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof;

     "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor;

     "waste" means any waste material (1) containing by-product material and
     (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (1) or (2) thereof;

     "nuclear facility" means
     (1) any nuclear reactor,

     (2) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

     (3) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the Insured and the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 223 or any combination thereof, or more than 250 grams or uranium 235,

     (4) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, and operations conducted on such site and all premises used for such operations;

     "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain critical mass of fissionable material, "property damage" includes all forms of radioactive contamination of property.

Section 8.     ACTION AGAINST THE INSURER

No action shall lie against the Insurer unless, as a condition precedent thereto, there shall have been full compliance with all of the terms of this policy, nor until the amount of the Corporation's obligation to pay and /or the Insureds' obligation to pay have been finally determined either by judgment against the Insureds after actual trial or by written agreement of the Corporation and/or the Insureds, the claimant and the Insurer.

Any person or organization or the legal representative thereof who has secured such judgment or written agreement shall thereafter be entitled to recover under this policy to the extent of the insurance afforded by this policy. No person or organization shall have any right under this policy to join the Insurer as a party to any action against the Corporation and/or Insureds to determine the Insured's liability, nor shall the Insurer be impleaded by the Corporation and/or Insureds or their legal representatives. Bankruptcy or insolvency of the Corporation or the Corporation's estate, or bankruptcy or insolvency of the Insureds or the Insureds' estate shall not relieve the Insurer of any of its obligations hereunder.

IN WITNESS WHEREOF, the Insurer designated on the Declarations page has caused this policy to be signed by its President and Secretary and countersigned on the Declaration page by a duly authorized representative of the Insurer.



                    Secretary                     President

                                ENDORSEMENT  #1

The following spaced preceded by an asterisk (*) need not be completed if this endorsement and the policy have the same inception date.

   ATTACHED TO AND     * EFFECTIVE DATE OF      * ISSUED TO
FORMING PART OF POLICY     ENDORSEMENT
         NO.
      900DX0103

                     PRIOR AN PENDING LITIGATION EXCLUSION
                                 M1150 Ed. 3-90


In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for loss in connection with any claim or claims made against the Insured(s) arising from any prior or pending litigation as of 12-31-92, as well as all future claims or litigation based upon the pending or prior litigation or derived from the same or essentially the same facts (actual or alleged) that gave rise to the prior or pending litigation.





Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned policy, other than as above stated.


*Agency Name and Address                In Witness Whereof, the Company
                                        has caused this endorsement to be
                                        signed by a duly authorized
                                        representative of the Company